UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 5

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2011

Date of reporting period:	7/31/2011

Item 1 – Reports to Stockholders

ANNUAL REPORT	JULY 31, 2011

Prudential Jennison Conservative Growth Fund

Fund Type Large cap stock Objective Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

September 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Conservative Growth Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Conservative Growth Fund

Prudential Jennison Conservative Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.43%; Class B, 2.13%; Class C, 2.13%; Class L, 1.63%; Class M, 2.13%; Class X, 2.13%. Net annualized operating expenses: Class A, 1.38%; Class B, 2.13%; Class C, 2.13%; Class L, 1.63%; Class M, 2.13%; Class X, 2.13%, after contractual reduction through 11/30/2011 for Class A shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	19.52%	22.46%	12.60%	—
Class B	18.63	18.07	4.48	—
Class C	18.63	18.07	4.48	—
Class L	19.25	N/A	N/A	7.79% (3/26/07)
Class M	18.46	N/A	N/A	5.35 (3/26/07)
Class X	18.46	N/A	N/A	5.35 (3/26/07)
Russell 1000® Growth Index	24.76	30.85	26.71	—
S&P 500 Index	19.65	12.58	29.38	—
Lipper Large-Cap Growth Funds Avg.	23.31	24.37	24.13	—

Average Annual Total Returns (With Sales Charges) as of 6/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	21.09%	2.75%	0.23%	—
Class B	22.35	3.01	0.06	—
Class C	26.18	3.16	0.05	—
Class L	20.38	N/A	N/A	0.49% (3/26/07)
Class M	21.18	N/A	N/A	0.99 (3/26/07)
Class X	21.18	N/A	N/A	0.79 (3/26/07)
Russell 1000® Growth Index	35.01	5.33	2.24	—
S&P 500 Index	30.68	2.95	2.72	—
Lipper Large-Cap Growth Funds Avg.	32.68	4.05	1.88	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	12.95%	2.96%	0.62%	—
Class B	13.63	3.20	0.44	—
Class C	17.63	3.38	0.44	—
Class L	12.39	N/A	N/A	0.36% (3/26/07)
Class M	12.46	N/A	N/A	0.81 (3/26/07)
Class X	12.46	N/A	N/A	0.62 (3/26/07)

Average Annual Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	19.52%	4.14%	1.19%	—
Class B	18.63	3.38	0.44	—
Class C	18.63	3.38	0.44	—
Class L	19.25	N/A	N/A	1.74% (3/26/07)
Class M	18.46	N/A	N/A	1.20 (3/26/07)
Class X	18.46	N/A	N/A	1.20 (3/26/07)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2001) and the account values at the end of the current fiscal year (July 31, 2011) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the

Prudential Jennison Conservative Growth Fund	3

Your Fund’s Performance (continued)

graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, and Class X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. All investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class M and Class X shares convert to Class A shares on a monthly basis approximately eight and 10 years after purchase, respectively. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 7/31/11 is 15.21% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 6/30/11 is 3.63% for Class L, Class M, and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed. S&P

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500 Index Closest Month-End to Inception cumulative total return as of 7/31/11 is –0.16% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/11 is 0.45% for Class L, Class M, and Class X.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/11 is 10.74% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/11 is 2.54% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, the S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/11
Apple, Inc., Computers & Peripherals	5.7%
Google, Inc. (Class A Stock), Internet Software & Services	4.0
Occidental Petroleum Corp., Oil, Gas & Consumable Fuels	3.3
American Express Co., Consumer Finance	3.0
Amazon.com, Inc., Internet & Catalog Retail	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/11
Oil, Gas & Consumable Fuels	9.8%
Pharmaceuticals	8.9
Computers & Peripherals	6.6
Internet Software & Services	6.2
IT Services	5.0

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Conservative Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Conservative Growth Fund’s Class A shares rose 19.52% in the 12 months ended July 31, 2011, underperforming the 24.76% gain of the Russell 1000® Growth Index (the Growth Index) and the 19.65% gain of the style neutral S&P 500 Index. The Fund also underperformed the 23.31% gain of the Lipper Large-Cap Growth Funds Average.

Every sector in the Growth Index advanced, with the largest gains in energy, consumer discretionary, and materials. Every sector in the Fund rose, as well, led by 40%-plus gains in materials, consumer discretionary, and energy. The Fund’s underperformance relative to the Growth Index was largely due to adverse security selection and an overweight position in financials, and stock picking in consumer staples. Stock selection was strong in consumer discretionary. In information technology, an underweight stance and stock picking were positive contributors to return.

How is the Fund managed?

The Fund’s investment objective is long-term capital appreciation. This means that Jennison seeks investments that will increase in value. To achieve the investment objective, the Fund purchases stocks of large companies that the investment team believes will experience earnings growth at a rate faster than that of the Russell 1000 Index.

The manager uses fundamental proprietary research to identify growth companies, and supplements it with quantitative analytics. The combined process includes the fundamental research and stock selection insights of the growth equity strategy along with quantitative tools and a portfolio-optimization technique. The latter seeks to improve portfolio diversification and manage sector exposures relative to the S&P 500 Index in a more systematic fashion. Since its implementation, this enhancement has increased the number of portfolio holdings and has materially increased the Fund’s annual portfolio turnover rate.

What was the market environment?

Strong corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. Raw materials, commodities, food, and energy prices grew more volatile as markets faced

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new challenges posed by a sovereign debt crisis in Europe, political turmoil across much of the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and increasing labor costs.

The possibility that the U.S. government could default on its debt or see its credit rating lowered loomed at the end of the period as leaders in Washington failed to agree on raising the country’s borrowing limit ahead of the deadline. Concerns that global growth was losing momentum also took a toll.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s consumer discretionary holdings, including Amazon.com and Coach, contributed most to return. Amazon.com’s strong earnings and revenue reflected the long-term shift toward e-commerce and Amazon’s continued market share gains. Luxury bag and accessories retailer Coach reported better-than-projected revenues and earnings on strong retail sales. The company continues to see China as its biggest growth opportunity.

In information technology, Apple, International Business Machines (IBM), and Baidu were notable contributors to return. Apple’s financial results beat consensus projections by a wide margin on strong sales of iPhones, iPads, and Mac personal computers. The manager believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains. IBM climbed on better-than-expected revenue and earnings, international growth, and strong cash flow. Baidu is the No.1 Internet search engine in China. The manager believes the Chinese search market is still in its early growth stage and likes Baidu’s improving execution and exploration of long-term income opportunities.

Schlumberger was a key performer in the energy sector. The manager believes the oil services company is positioned to benefit from a worldwide oil-directed spending recovery over the next several years. The company continues to develop new products and technologies, which should help it maintain dominant market share in what the manager considers important secular or long-term growth markets.

Which holdings detracted most from the Fund’s return?

Juniper Networks was a key detractor from return in the information technology sector. The Internet protocol router company reported generally in-line earnings and revenues but provided guidance that came in below expectations.

Prudential Jennison Conservative Growth Fund	7

Strategy and Performance Overview (continued)

Several financial holdings, including Goldman Sachs, lost ground. Goldman’s decline in part reflected concerns about potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions. The manager views Goldman as best in class and believes its strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion.

Anheuser-Busch InBev hurt Fund performance in the consumer staples sector. The stock of the world’s largest brewer declined on concerns about volume growth in North America and Brazil, two of the company’s largest markets.

Were there significant changes to the portfolio?

Over the 12-month period, the manager reduced exposure to the financials and industrials sectors, and increased the weight of energy and materials holdings. Significant new positions were established in Kohl’s and Ford. Positions in other securities, such as Hewlett-Packard, Cisco Systems, and CVS Caremark were eliminated.

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Comments on Largest Holdings

5.7%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers, mobile communication devices, and portable digital music and video players. It sells various related software, services, peripherals, and networking products, as well. The manager believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains.

4.0%	Google, Inc. (Class A Stock), Internet Software & Services

The manager believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies. The manager believes the company is investing wisely in its business to take advantage of opportunities in display, video, and mobile.

3.3%	Occidental Petroleum Corp., Oil, Gas and Consumable Fuels

International oil and gas exploration and production company Occidental Petroleum has operations in the United States, the Middle East, North Africa, and Latin America. The manager believes that Occidental’s substantial free cash flow can be used to fund large-scale redevelopment opportunities, and that development of a recent discovery in California could drive growth above consensus expectations and support higher price/earnings ratios.

3.0%	American Express Co., Consumer Finance

Diversified financial services company American Express is one of the world’s largest providers of charge cards, which are payable at the end of the month, and credit cards, with more than 88 million cards in circulation. The company also provides travel-related services. American Express has aggressively improved its credit performance over the past couple of years and now leads the industry in delinquency and charge-off rates. Unlike other card issuers, it derives most of its revenue from charge cards, which generate higher returns on equity and returns on assets than conventional credit cards.

3.0%	Amazon.com, Inc., Internet & Catalog Retail

The manager views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing long-term shift toward e-commerce. The manager expects Amazon to continue to gain share in both overall retail and e-commerce.

Prudential Jennison Conservative Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2011, at the beginning of the period, and held through the six-month period ended July 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Conservative Growth Fund		Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,028.20	1.35%	$6.79
	Hypothetical	$1,000.00	$1,018.10	1.35%	$6.76

Class B	Actual	$1,000.00	$1,025.40	2.10%	$10.55
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

Class C	Actual	$1,000.00	$1,025.40	2.10%	$10.55
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

Class L	Actual	$1,000.00	$1,027.20	1.60%	$8.04
	Hypothetical	$1,000.00	$1,016.86	1.60%	$8.00

Class M	Actual	$1,000.00	$1,024.00	2.10%	$10.54
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

Class X	Actual	$1,000.00	$1,024.00	2.10%	$10.54
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Conservative Growth Fund	11

Portfolio of Investments

as of July 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.9%
COMMON STOCKS

Aerospace & Defense 3.9%
12,419	Boeing Co. (The)	$875,167
9,954	Precision Castparts Corp.	1,606,377
72,206	United Technologies Corp.(a)	5,981,545

		8,463,089

Air Freight & Logistics 1.4%
33,666	FedEx Corp.	2,924,902

Airlines 1.6%
279,163	Southwest Airlines Co.	2,780,463
42,647	United Continental Holdings, Inc.(a)(b)	772,764

		3,553,227

Automobiles 2.1%
49,606	Bayerische Motoren Werke AG (Germany), ADR	1,650,888
226,981	Ford Motor Co.(b)	2,771,438

		4,422,326

Beverages 1.3%
45,051	PepsiCo, Inc.	2,885,066

Biotechnology 0.3%
9,236	Celgene Corp.(b)	547,695

Capital Markets 3.4%
14,687	BlackRock, Inc.	2,621,042
35,469	Goldman Sachs Group, Inc. (The)	4,787,251

		7,408,293

Chemicals 0.7%
21,780	Monsanto Co.	1,600,394

Commercial Banks 1.5%
113,379	Wells Fargo & Co.	3,167,809

Communications Equipment 1.3%
89,401	Juniper Networks, Inc.(b)	2,091,089

11,515	QUALCOMM, Inc.	630,792

		2,721,881

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals 6.6%
31,557	Apple, Inc.(b)	$12,322,377
73,233	EMC Corp.(b)	1,909,917

		14,232,294

Consumer Finance 3.0%
130,956	American Express Co.	6,553,038

Diversified Telecommunication Services 1.4%
85,964	Verizon Communications, Inc.(a)	3,033,670

Energy Equipment & Services 1.6%
38,440	Schlumberger Ltd.	3,473,823

Food & Staples Retailing 1.7%
6,721	Costco Wholesale Corp.	525,918
60,726	Wal-Mart Stores, Inc.	3,200,868

		3,726,786

Food Products 2.1%
42,056	Bunge Ltd.	2,893,873
62,404	ConAgra Foods, Inc.	1,598,167

		4,492,040

Gas Utilities 2.1%
19,989	National Fuel Gas Co.	1,446,804
43,125	ONEOK, Inc.	3,139,069

		4,585,873

Healthcare Equipment & Supplies 1.8%
15,672	Covidien PLC	795,981
83,085	Medtronic, Inc.	2,995,214

		3,791,195

Healthcare Providers & Services 0.3%
10,036	Express Scripts, Inc.(b)	544,553

Hotels, Restaurants & Leisure 2.0%
1,715	Chipotle Mexican Grill, Inc.(b)	556,655
59,035	Hyatt Hotels Corp. (Class A Stock)(b)	2,289,967
35,044	Starbucks Corp.	1,404,914

		4,251,536

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Products 1.3%
43,918	Procter & Gamble Co. (The)	$2,700,518

Insurance 1.6%
45,968	Erie Indemnity Co. (Class A Stock)	3,387,842

Internet & Catalog Retail 3.0%
29,222	Amazon.com, Inc.(b)	6,502,479

Internet Software & Services 6.2%
16,349	Baidu, Inc. (China), ADR(b)	2,567,937
14,394	Google, Inc. (Class A Stock)(b)	8,689,514
43,611	Tencent Holdings Ltd. (China), ADR	1,136,067
24,251	Youku.com, Inc. (China), ADR(a)(b)	895,104

		13,288,622

IT Services 5.0%
33,127	International Business Machines Corp.	6,024,145
5,803	Mastercard, Inc. (Class A Stock)	1,759,760
33,963	Visa, Inc. (Class A Stock)	2,905,195

		10,689,100

Life Sciences Tools & Services 0.2%
10,412	Agilent Technologies, Inc.(b)	438,970

Machinery 1.9%
29,916	Caterpillar, Inc.	2,955,402
28,905	Ingersoll-Rand PLC(a)	1,081,625

		4,037,027

Media 1.8%
126,291	Comcast Corp. (Class A Stock)	3,033,510
22,344	Walt Disney Co. (The)	862,925

		3,896,435

Multiline Retail 4.5%
62,743	Kohl’s Corp.	3,432,669
92,848	Macy’s, Inc.	2,680,522
67,796	Target Corp.	3,490,816

		9,604,007

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	15

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 9.8%
55,376	Anadarko Petroleum Corp.	$4,571,843
26,260	Apache Corp.	3,248,887
29,815	Chevron Corp.	3,101,356
37,079	Exxon Mobil Corp.	2,958,533
73,342	Occidental Petroleum Corp.	7,200,718

		21,081,337

Paper & Forest Products 1.5%
106,157	International Paper Co.	3,152,863

Personal Products 0.2%
5,153	Estee Lauder Cos., Inc. (The) (Class A Stock)	540,601

Pharmaceuticals 8.9%
61,195	Abbott Laboratories	3,140,527
6,480	Allergan, Inc.	526,889
77,036	Eli Lilly & Co.	2,950,479
48,284	Johnson & Johnson	3,128,320
13,702	Novo Nordisk A/S (Denmark), ADR(a)	1,671,918
253,999	Pfizer, Inc.	4,886,941
27,929	Shire PLC (Ireland), ADR	2,904,616

		19,209,690

Real Estate Investment Trust 1.4%
145,781	Weyerhaeuser Co.	2,914,162

Semiconductors & Semiconductor Equipment 1.0%
32,476	ARM Holdings PLC (United Kingdom), ADR(a)	934,984
37,937	Avago Technologies Ltd.	1,275,821

		2,210,805

Software 3.7%
124,883	Microsoft Corp.	3,421,794
85,372	Oracle Corp.	2,610,676
7,134	Salesforce.com, Inc.(b)	1,032,361
9,543	VMware, Inc. (Class A Stock)(b)	957,545

		8,022,376

Textiles, Apparel & Luxury Goods 2.4%
32,476	Burberry Group PLC (United Kingdom), ADR	1,575,086

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
38,889	LVMH Moet Hennessy Louis Vuitton SA (France), ADR	$1,421,782
13,287	NIKE, Inc. (Class B Stock)	1,197,823
7,035	Polo Ralph Lauren Corp.	950,217

		5,144,908

Thrifts & Mortgage Finance 2.9%
393,873	Hudson City Bancorp, Inc.	3,249,452
239,283	People’s United Financial, Inc.	3,034,109

		6,283,561

Wireless Telecommunication Services 1.5%
23,506	American Tower Corp. (Class A Stock)(b)	1,234,770
121,661	MetroPCS Communications, Inc.(b)	1,980,641

		3,215,411

	Total long-term investments (cost $189,855,103)	212,700,204

SHORT-TERM INVESTMENT 7.5%

Affiliated Money Market Mutual Fund
16,054,549	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $16,054,549; includes $13,087,522 of cash collateral received for securities on loan) (Note3)(c)(d)	16,054,549

	Total Investments 106.4% (cost $205,909,652; Note 5)	228,754,753
	Liabilities in excess of other assets (6.4%)	(13,676,745)

	Net Assets 100.0%	$215,078,008

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,749,787; cash collateral of $13,087,522 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	17

Portfolio of Investments

as of July 31, 2011 continued

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$212,700,204	$—	$—
Affiliated Money Market Mutual Fund	16,054,549	—	—

Total	$228,754,753	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2011 was as follows:

Oil, Gas & Consumable Fuels	9.8%
Pharmaceuticals	8.9
Affiliated Money Market Mutual Fund (including 6.1% of collateral received for securities on loan)	7.5
Computers & Peripherals	6.6
Internet Software & Services	6.2
IT Services	5.0
Multiline Retail	4.5
Aerospace & Defense	3.9
Software	3.7
Capital Markets	3.4
Consumer Finance	3.0
Internet & Catalog Retail	3.0
Thrifts & Mortgage Finance	2.9
Textiles, Apparel & Luxury Goods	2.4

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Automobiles	2.1%
Food Products	2.1
Gas Utilities	2.1
Hotels, Restaurants & Leisure	2.0
Machinery	1.9
Healthcare Equipment & Supplies	1.8
Media	1.8
Food & Staples Retailing	1.7
Airlines	1.6
Energy Equipment & Services	1.6
Insurance	1.6
Commercial Banks	1.5
Paper & Forest Products	1.5
Wireless Telecommunication Services	1.5
Air Freight & Logistics	1.4
Diversified Telecommunication Services	1.4
Real Estate Investment Trust	1.4
Beverages	1.3
Communications Equipment	1.3
Household Products	1.3
Semiconductors & Semiconductor Equipment	1.0
Chemicals	0.7
Biotechnology	0.3
Healthcare Providers & Services	0.3
Life Sciences Tools & Services	0.2
Personal Products	0.2

106.4
Liabilities in excess of other assets	(6.4)

100.0%

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	19

Statement of Assets and Liabilities

as of July 31, 2011

Assets
Investments at value, including securities on loan of $12,749,787:
Unaffiliated investments (cost $189,855,103)	$212,700,204
Affiliated investments (cost $16,054,549)	16,054,549
Cash	69
Dividends and interest receivable	240,013
Receivable for Fund shares sold	23,285
Prepaid expenses	7,778
Foreign tax reclaim receivable	7,772

Total assets	229,033,670

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	13,087,522
Payable for Fund shares reacquired	413,564
Accrued expenses	173,142
Management fee payable	131,178
Distribution fee payable	98,074
Affiliated transfer agent fee payable	50,266
Deferred Trustees’ fees	1,916

Total liabilities	13,955,662

Net Assets	$215,078,008

Net assets were comprised of:
Shares of beneficial interest, at par	$27,776
Paid-in capital in excess of par	239,844,037

239,871,813
Undistributed net investment income	46,687
Accumulated net realized loss on investment and foreign currency transactions	(47,685,593)
Net unrealized appreciation on investments	22,845,101

Net assets, July 31, 2011	$215,078,008

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($119,582,371 ÷ 14,918,147 shares of beneficial interest issued and outstanding)	$8.02
Maximum sales charge (5.50% of offering price)	0.47

Maximum offering price to public	$8.49

Class B
Net asset value, offering price and redemption price per share ($6,853,366 ÷ 944,264 shares of beneficial interest issued and outstanding)	$7.26

Class C
Net asset value, offering price and redemption price per share ($55,416,507 ÷ 7,637,558 shares of beneficial interest issued and outstanding)	$7.26

Class L
Net asset value and redemption price per share ($26,048,203 ÷ 3,286,300 shares of beneficial interest issued and outstanding)	$7.93
Maximum sales charge (5.75% of offering price)	0.48

Maximum offering price to public	$8.41

Class M
Net asset value, offering price and redemption price per share ($3,096,278 ÷ 426,838 shares of beneficial interest issued and outstanding)	$7.25

Class X
Net asset value, offering price and redemption price per share ($4,081,283 ÷ 562,696 shares of beneficial interest issued and outstanding)	$7.25

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	21

Statement of Operations

Year Ended July 31, 2011

Net Investment Income
Income
Unaffiliated dividend income	$3,765,138
Affiliated income from securities loaned, net	14,462
Affiliated dividend income	4,590

Total income	3,784,190

Expenses
Management fee	1,545,224
Distribution fee—Class A	292,782
Distribution fee—Class B	78,892
Distribution fee—Class C	565,817
Distribution fee—Class L	136,032
Distribution fee—Class M	66,228
Distribution fee—Class X	53,334
Transfer agent’s fees and expenses (including affiliated expense of $271,300) (Note 3)	650,000
Custodian’s fees and expenses	78,000
Reports to shareholders	75,000
Registration fees	74,000
Audit fee	22,000
Legal fees and expenses	22,000
Trustees’ fees	16,000
Insurance expenses	5,000
Loan interest expense (Note 7)	18
Miscellaneous	15,203

Total expenses	3,695,530

Net investment income	88,660

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investments	39,688,441
Foreign currency transactions	(1,484)

39,686,957

Net change in unrealized appreciation (depreciation) on investments	(1,252,332)

Net gain on investments	38,434,625

Net Increase In Net Assets Resulting From Operations	$38,523,285

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$88,660	$(1,308,266)
Net realized gain on investment and foreign currency transactions	39,686,957	25,869,103
Net change in unrealized appreciation (depreciation) on investments	(1,252,332)	(7,057,608)

Net increase in net assets resulting from operations	38,523,285	17,503,229

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	5,817,226	7,767,515
Cost of shares reacquired	(43,156,894)	(45,896,180)

Net decrease in net assets from Fund share transactions	(37,339,668)	(38,128,665)

Capital contributions (Note 6)
Proceeds from regulatory settlement	—	923,971

Total increase (decrease)	1,183,617	(19,701,465)

Net Assets:
Beginning of year	213,894,391	233,595,856

End of year(a)	$215,078,008	$213,894,391

(a) Includes undistributed net investment income of:	$46,687	$—

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”), which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Jennison Conservative Growth Fund and Prudential Small-Cap Value Fund. These financial statements relate to Prudential Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other fund are not presented herein.

The Fund’s investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of the financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any

24	Visit our website at www.prudentialfunds.com

available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Prudential Jennison Conservative Growth Fund	25

Notes to Financial Statements

continued

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the

26	Visit our website at www.prudentialfunds.com

Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the subadvisor’s performance of such services, PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .70% of average daily net assets on the first $500 million, .65% of average daily net assets on the next $500 million and .60% of average daily net assets in excess of $1 billion. The effective management fee rate was .70% for the year ended July 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares for the year ended July 31, 2011.

Prudential Jennison Conservative Growth Fund	27

Notes to Financial Statements

continued

PIMS has advised the Fund that it received $43,920 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2011 that it received $1,401, $18,511, $1,652, $1,993 and $1,959 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2011, PIM has been compensated approximately $4,300 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2011, were $581,702,359 and $618,785,716, respectively.

28	Visit our website at www.prudentialfunds.com

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended July 31, 2011, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $1,484 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies.

There were no distributions paid during the years ended July 31, 2011 and July 31, 2010.

As of July 31, 2011, the accumulated undistributed earnings on a tax basis was $50,587 from ordinary income. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$206,970,396	$28,110,336	$(6,325,979)	$21,784,357

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2011 of approximately $46,625,000 of which $7,355,000 expires in 2012, $656,000 expires in 2013 and $38,614,000 expires in 2017. The Fund utilized approximately $38,641,000 of its capital loss carryforward to offset net taxable gains realized during the year ended July 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to

Prudential Jennison Conservative Growth Fund	29

Notes to Financial Statements

continued

carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses incurred are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund elects to treat post-October foreign currency losses of approximately $2,000 as having been incurred in the following year (July 31, 2012).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. In addition, under certain limited circumstances, an exchange may be made from Class C or Class L to Class A shares of the Fund. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

30	Visit our website at www.prudentialfunds.com

During the fiscal year ended July 31, 2010, the Fund received $923,971 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. This amount is presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

Class A	Shares	Amount
Year ended July 31, 2011:
Shares sold	552,067	$4,225,008
Shares reacquired	(3,174,338)	(23,982,430)

Net increase (decrease) in shares outstanding before conversion	(2,622,271)	(19,757,422)
Shares issued upon conversion from Class B, C, L, M and X	1,414,036	10,668,764

Net increase (decrease) in shares outstanding	(1,208,235)	$(9,088,658)

Year ended July 31, 2010:
Shares sold	752,572	$5,146,408
Shares reacquired	(3,321,916)	(22,664,733)

Net increase (decrease) in shares outstanding before conversion	(2,569,344)	(17,518,325)
Shares issued upon conversion from Class B, M and X	2,328,440	16,056,215

Net increase (decrease) in shares outstanding	(240,904)	$(1,462,110)

Class B
Year ended July 31, 2011:
Shares sold	88,325	$611,366
Shares reacquired	(222,390)	(1,528,261)

Net increase (decrease) in shares outstanding before conversion	(134,065)	(916,895)
Shares reacquired upon conversion into Class A	(199,333)	(1,376,852)

Net increase (decrease) in shares outstanding	(333,398)	$(2,293,747)

Year ended July 31, 2010:
Shares sold	129,044	$817,274
Shares reacquired	(242,860)	(1,530,469)

Net increase (decrease) in shares outstanding before conversion	(113,816)	(713,195)
Shares reacquired upon conversion into Class A	(64,758)	(398,958)

Net increase (decrease) in shares outstanding	(178,574)	$(1,112,153)

Prudential Jennison Conservative Growth Fund	31

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended July 31, 2011:
Shares sold	134,888	$925,620
Shares reacquired	(1,419,034)	(9,698,061)

Net increase (decrease) in shares outstanding before conversion	(1,284,146)	(8,772,441)
Shares reacquired upon conversion into Class A	(4,272)	(29,049)

Net increase (decrease) in shares outstanding	(1,288,418)	$(8,801,490)

Year ended July 31, 2010:
Shares sold	222,052	$1,422,810
Shares reacquired	(1,612,759)	(10,051,184)

Net increase (decrease) in shares outstanding	(1,390,707)	$(8,628,374)

Class L
Year ended July 31, 2011:
Shares sold	5,484	$40,743
Shares reacquired	(695,380)	(5,239,186)

Net increase (decrease) in shares outstanding before conversion	(689,896)	(5,198,443)
Shares reacquired upon conversion into Class A	(1,420)	(11,202)

Net increase (decrease) in shares outstanding	(691,316)	$(5,209,645)

Year ended July 31, 2010:
Shares sold	28,302	$186,673
Shares reacquired	(832,414)	(5,634,048)

Net increase (decrease) in shares outstanding	(804,112)	$(5,447,375)

Class M
Year ended July 31, 2011:
Shares sold	1,621	$10,800
Shares reacquired	(235,376)	(1,584,712)

Net increase (decrease) in shares outstanding before conversion	(233,755)	(1,573,912)
Shares reacquired upon conversion into Class A	(1,033,763)	(7,066,474)

Net increase (decrease) in shares outstanding	(1,267,518)	$(8,640,386)

Year ended July 31, 2010:
Shares sold	26,052	$162,678
Shares reacquired	(689,585)	(4,306,794)

Net increase (decrease) in shares outstanding before conversion	(663,533)	(4,144,116)
Shares reacquired upon conversion into Class A	(1,651,056)	(10,431,611)

Net increase (decrease) in shares outstanding	(2,314,589)	$(14,575,727)

32	Visit our website at www.prudentialfunds.com

Class X	Shares	Amount
Year ended July 31, 2011:
Shares sold	558	$3,689
Shares reacquired	(165,477)	(1,124,244)

Net increase (decrease) in shares outstanding before conversion	(164,919)	(1,120,555)
Shares reacquired upon conversion into Class A	(317,805)	(2,185,187)

Net increase (decrease) in shares outstanding	(482,724)	$(3,305,742)

Year ended July 31, 2010:
Shares sold	4,994	$31,672
Shares reacquired	(274,733)	(1,708,952)

Net increase (decrease) in shares outstanding before conversion	(269,739)	(1,677,280)
Shares reacquired upon conversion into Class A	(827,194)	(5,225,646)

Net increase (decrease) in shares outstanding	(1,096,933)	$(6,902,926)

Note 7: Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the line of credit during the year ended July 31, 2011. The average daily balance for the 3 days that the Fund had loans outstanding during the year was approximately $152,000, borrowed at a weighted average interest rate of 1.44%. At July 31, 2011, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under

Prudential Jennison Conservative Growth Fund	33

Notes to Financial Statements

continued

previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

34	Visit our website at www.prudentialfunds.com

Financial Highlights

Class A Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.71	$6.21	$7.11	$8.75	$7.76
Income (loss) from investment operations:
Net investment income (loss)	.02	(.01)	- (e)	- (e)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.29	.48	(.90)	(.21)	.98
Total from investment operations	1.31	.47	(.90)	(.21)	.99
Less Dividends
Distributions from net realized gains	-	-	-	(1.43)	-
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of year	$8.02	$6.71	$6.21	$7.11	$8.75
Total Return(a):	19.52%	8.05%	(12.66)%	(3.60)%	12.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$119,583	$108,221	$101,706	$114,874	$88,377
Average net assets (000)	$117,113	$111,614	$90,330	$108,116	$40,262
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.38%	1.40%	1.36%	1.28%	1.30%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.15%	1.11%	1.03%	1.05%
Net investment income (loss)	.33%	(.21)%	(.06)%	- (f)	.08%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	266%	135%	56%	58%	198%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based on average shares outstanding during the year.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $.005 per share.

(f) Less than .005%.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.12	$5.71	$6.59	$8.26	$7.38
Income (loss) from investment operations:
Net investment loss	(.03)	(.06)	(.04)	(.06)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17	.44	(.84)	(.18)	.96
Total from investment operations	1.14	.38	(.88)	(.24)	.88
Less Dividends
Distributions from net realized gains	-	-	-	(1.43)	-
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of year	$7.26	$6.12	$5.71	$6.59	$8.26
Total Return(a):	18.63%	7.18%	(13.35)%	(4.24)%	11.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,853	$7,823	$8,319	$12,737	$19,420
Average net assets (000)	$7,889	$8,532	$8,723	$16,543	$18,153
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.13%	2.15%	2.11%	2.03%	2.19%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.15%	1.11%	1.03%	1.19%
Net investment loss	(.42)%	(.96)%	(.82)%	(.75)%	(.98)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.12	$5.71	$6.59	$8.26	$7.38
Income (loss) from investment operations:
Net investment loss	(.03)	(.06)	(.04)	(.06)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17	.44	(.84)	(.18)	.94
Total from investment operations	1.14	.38	(.88)	(.24)	.88
Less Dividends
Distributions from net realized gains	-	-	-	(1.43)	-
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of year	$7.26	$6.12	$5.71	$6.59	$8.26
Total Return(a):	18.63%	7.18%	(13.35)%	(4.24)%	11.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55,417	$54,628	$58,912	$85,318	$114,101
Average net assets (000)	$56,582	$60,302	$59,345	$102,942	$62,313
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.13%	2.15%	2.11%	2.03%	2.06%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.15%	1.11%	1.03%	1.06%
Net investment loss	(.42)%	(.97)%	(.82)%	(.76)%	(.73)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	37

Financial Highlights

continued

Class L Shares
	Year Ended July 31,				March 26, 2007(a) through July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.65	$6.18	$7.09	$8.75	$8.73
Income (loss) from investment operations:
Net investment income (loss)	.01	(.03)	(.02)	(.02)	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.27	.47	(.89)	(.21)	.02
Total from investment operations	1.28	.44	(.91)	(.23)	.02
Less Dividends
Distributions from net realized gains	-	-	-	(1.43)	-
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of period	$7.93	$6.65	$6.18	$7.09	$8.75
Total Return(d):	19.25%	7.61%	(12.83)%	(3.85)%	.23%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,048	$26,461	$29,533	$43,369	$62,087
Average net assets (000)	$27,206	$29,672	$29,817	$54,112	$68,505
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.63%	1.65%	1.61%	1.53%	1.46%	(f)
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.15%	1.11%	1.03%	.96%	(f)
Net investment income (loss)	.08%	(.47)%	(.32)%	(.26)%	.01%	(f)

(a) Inception date Class L Shares.

(b) Calculated based on average shares outstanding during the period.

(c) Less than $.005 per share.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f)	Annualized.

See Notes to Financial Statements.

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Class M Shares
	Year Ended July 31,				March 26, 2007(a) through July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.12	$5.71	$6.59	$8.26	$8.26
Income (loss) from investment operations:
Net investment loss	(.03)	(.06)	(.04)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	.44	(.84)	(.18)	.02
Total from investment operations	1.13	.38	(.88)	(.24)	.00
Less Dividends
Distributions from net realized gains	-	-	-	(1.43)	-
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of period	$7.25	$6.12	$5.71	$6.59	$8.26
Total Return(c):	18.46%	7.18%	(13.35)%	(4.24)%	.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,096	$10,367	$22,893	$55,835	$145,507
Average net assets (000)	$6,623	$17,500	$31,222	$99,825	$169,827
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.13%	2.15%	2.11%	2.03%	1.97%	(e)
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.15%	1.11%	1.03%	.97%	(e)
Net investment loss	(.40)%	(1.00)%	(.85)%	(.76)%	(.51)%	(e)

(a) Inception date of Class M shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	39

Financial Highlights

continued

Class X Shares
	Year Ended July 31,				March 26, 2007(a) through July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.12	$5.71	$6.59	$8.26	$8.26
Income (loss) from investment operations:
Net investment loss	(.03)	(.06)	(.04)	(.06)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	.44	(.84)	(.18)	.01
Total from investment operations	1.13	.38	(.88)	(.24)	.00
Less Dividends
Distributions from net realized gains	-	-	-	(1.43)	-
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of period	$7.25	$6.12	$5.71	$6.59	$8.26
Total Return(c):	18.46%	7.18%	(13.35)%	(4.24)%	.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,081	$6,395	$12,233	$23,702	$33,403
Average net assets (000)	$5,333	$9,655	$14,957	$29,456	$36,350
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.13%	2.15%	2.11%	2.03%	1.97%	(e)
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.15%	1.11%	1.03%	.97%	(e)
Net investment loss	(.41)%	(.99)%	(.84)%	(.76)%	(.49)%	(e)

(a) Inception date of Class X shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 5:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Conservative Growth Fund of Prudential Investment Portfolios 5 (formerly Jennison Conservative Growth Fund of Strategic Partners Style Specific Funds) (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2011

Prudential Jennison Conservative Growth Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle C ompanies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Conservative Growth Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Conservative Growth Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006;

Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville,

2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison Conservative Growth Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality, and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Jennison Conservative Growth Fund is a series of Prudential Investment Portfolios 5.

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers, and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality, and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent, and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the second quartile for the three-year period, in the third quartile for the five-year period, and in the fourth quartile for the one- and 10-year periods. The Board also noted that the Fund outperformed its benchmark index over the three-year period, though it underperformed its benchmark index over the other periods. The Board considered Jennison’s explanation that the recent implementation of a quantitative investment strategy had resulted in an improvement in Fund performance during the second quarter of 2011. The Board concluded that it would be in the interest of the Fund and its shareholders to renew the agreements, subject to its continued scrutiny of the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s third quartile. The Board noted information provided by PI indicating that the Fund’s total expenses were only 7 basis points higher than the median total expenses for all funds included in the Expense Group.

The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus, contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus, should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Conservative Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Conservative Growth Fund
Share Class	A	B	C	L	M	X
NASDAQ	TBDAX	TBDBX	TBDCX	JCGLX	JCGMX	JCGRX
CUSIP	74440V104	74440V203	74440V302	74440V401	74440V500	74440V609

MF503E 0209282-00001-00

ANNUAL REPORT	JULY 31, 2011

Prudential Small Cap Value Fund

Fund Type Small cap stock Objective Seeks above-average capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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September 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Small Cap Value Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Small Cap Value Fund

Prudential Small Cap Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.68%; Class B, 2.38%; Class C, 2.38%; Class L, 1.88%; Class M, 2.38%; Class R, 2.13%; Class X, 2.38%; Class Z, 1.38%. Net operating expenses: Class A, 1.63%; Class B, 2.33%; Class C, 2.33%; Class L, 1.83%; Class M, 1.58%; Class R, 1.83%; Class X, 1.58%; Class Z, 1.33%, after contractual reduction. The distribution fees for Class R shares are contractually reduced through 11/30/2012.

Cumulative Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	20.12%	9.44%	114.42%	—
Class B	19.27	5.60	99.39	—
Class C	19.27	5.60	99.39	—
Class L	19.86	8.15	N/A	14.71% (8/22/05)
Class M	20.25	9.13	N/A	15.01 (8/22/05)
Class R	N/A	N/A	N/A	–3.91 (4/8/11)
Class X	20.15	9.11	N/A	15.04 (8/22/05)
Class Z	N/A	N/A	N/A	–3.82 (4/8/11)
Russell 2000 Value Index	18.55	9.52	104.34	—
Russell 2000 Index	23.92	21.69	87.15	—
Lipper Small-Cap Value Funds Avg.	19.74	17.72	113.97	—

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Average Annual Total Returns (With Sales Charges) as of 6/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	25.85%	0.83%	7.52%	—
Class B	27.34	1.12	7.35	—
Class C	31.34	1.27	7.35	—
Class L	25.31	0.53	N/A	1.89% (8/22/05)
Class M	27.30	1.61	N/A	2.75 (8/22/05)
Class R	N/A	N/A	N/A	N/A (4/8/11)
Class X	27.37	1.48	N/A	2.77 (8/22/05)
Class Z	N/A	N/A	N/A	N/A (4/8/11)
Russell 2000 Value Index	31.35	2.24	7.53	—
Russell 2000 Index	37.41	4.08	6.27	—
Lipper Small-Cap Value Funds Avg.	32.03	3.36	8.05	—

Average Annual Total Returns (With Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	13.51%	0.68%	7.32%	—
Class B	14.27	0.95	7.14	—
Class C	18.27	1.10	7.14	—
Class L	12.97	0.38	N/A	1.32% (8/22/05)
Class M	14.25	1.47	N/A	2.17 (8/22/05)
Class R	N/A	N/A	N/A	N/A (4/8/11)
Class X	14.15	1.32	N/A	2.18 (8/22/05)
Class Z	N/A	N/A	N/A	N/A (4/8/11)

Average Annual Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	20.12%	1.82%	7.93%	—
Class B	19.27	1.10	7.14	—
Class C	19.27	1.10	7.14	—
Class L	19.86	1.58	N/A	2.34% (8/22/05)
Class M	20.25	1.76	N/A	2.38 (8/22/05)
Class R	N/A	N/A	N/A	N/A (4/8/11)
Class X	20.15	1.76	N/A	2.39 (8/22/05)
Class Z	N/A	N/A	N/A	N/A (4/8/11)

Prudential Small Cap Value Fund	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Small Cap Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2001) and the account values at the end of the current fiscal year (July 31, 2011) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through November 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. All investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain circumstances, an exchange may be made from Class A to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase,

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Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year, and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, and 2% in the sixth year after purchase. Class M and Class X shares convert to Class A shares on a monthly basis approximately eight and 10 years after purchase, respectively. Class R shares charge a 12b-1 fee of 0.75%. Class Z shares are not subject to any distribution or service fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Benchmark Definitions

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth. Investors cannot invest directly in an index. Russell 2000 Value Index Closest Month-End to Inception cumulative total returns as of 7/31/11 are 19.87% for Class L, Class M, and Class X and –5.87% for Class R and Class Z. Russell 2000 Value Index Closest Month-End to Inception average annual total return as of 6/30/11 is 3.75% for Class L, Class M, and Class X. Class R and Class Z shares have been in existence for less than one year and have no average annual total return performance information available.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how stock prices of smaller companies have performed. Investors cannot invest directly in an index. Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 7/31/11 are 29.25% for Class L, Class M, and Class X and –5.16% for Class R and Class Z. Russell 2000 Index Closest Month-End to Inception average annual total return as of 6/30/11 is 5.16% for Class L, Class M, and Class X. Class R and Class Z shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Small-Cap Value Funds Average

The Lipper Small-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/11 are 24.40% for Class L, Class M, and Class X and –5.63% for Class R and Class Z. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/11 is 4.34% for Class L, Class M, and Class X. Class R and Class Z shares have been in existence for less than one year and have no average annual total return performance information available.

Prudential Small Cap Value Fund	5

Your Fund’s Performance (continued)

Investors cannot invest directly in an index or average. The returns for the Russell 2000 Index and the Russell 2000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/11
Pro Assurance Corp., Insurance	0.9%
Magellan Health Services, Inc., Healthcare Providers & Services	0.8
Bristow Group, Inc., Energy Equipment & Services	0.8
Southwest Gas Corp., Gas Utilities	0.7
El Paso Electric Co., Electric Utilities	0.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/11
Real Estate Investment Trusts	9.0%
Commercial Banks	8.2
Healthcare Providers & Services	5.1
Insurance	4.5
Specialty Retail	3.6

Industry weightings reflect only long-term investments and are subject to change.

6	Visit our website at www.prudentialfunds.com

Strategy and Performance Overview

How did the Fund perform?

The Prudential Small Cap Value Fund’s Class A shares rose 20.12% for the year ended July 31, 2011, outperforming the 18.55% rise of the Russell 2000 Value Index (the Value Index). The Fund’s Class A shares also outperformed the 19.74% rise of the Lipper Small-Cap Value Funds Average.

How is the Fund managed?

Quantitative Management Associates (QMA) manages the Fund. The Fund’s investment objective is above-average capital appreciation. The Fund invests in a diversified portfolio of small company stocks that the manager believes are attractively priced when evaluated using quantitative measures such as price-to-earnings (P/E) ratios. Although the strategy emphasizes attractive valuations, the manager also considers other quantifiable characteristics. Such characteristics may include measures of earnings quality, external financing, or trends in the earnings outlook. The emphasis placed on valuation and other factors may vary over time and with market conditions. Quantitative techniques also guide portfolio construction. To manage risk, the investment management team limits certain exposures such as the proportion of assets invested in an individual stock or industry. Although the strategy is primarily quantitative, the investment management team may also exercise judgment when evaluating underlying data and positions recommended by QMA’s computer models.

What was the environment like for investing in small-cap value stocks?

At the beginning of the reporting period in August 2010, stocks, especially small caps, were struggling. Uncertainty loomed over macro-concerns such as the U.S. economy tipping back into recession, the sovereign debt crisis in Europe, and the potential effects of new financial regulations. But shortly afterwards, U.S. equities moved upward due to a combination of favorable policy efforts, signs of economic expansion, and healthy corporate profits. Stocks reached their highest price levels in late April. As a result, the Value Index posted strong gains at the end of 2010.

Stocks held steady into 2011until they encountered severe turbulence in May. Investors grew more risk averse over a series of shocks that threatened a fragile economic recovery. These included Greece’s mountainous sovereign debt, China’s program to control inflation, Japan’s earthquake and nuclear crisis, weather devastation in the U.S., and uncertainty over the ending of the U.S. Federal Reserve’s (the Fed’s) $600 billion bond buying program. The contagion effect of the European sovereign debt crisis added to market woes. In addition, the possibility that the U.S. government could default on its debt or see its credit rating lowered pressured stocks, as leaders in Washington failed to agree on raising the country’s borrowing limit

Prudential Small Cap Value Fund	7

Strategy and Performance Overview (continued)

ahead of the deadline. Concerns that global growth was losing momentum also took a toll. But despite widespread uncertainty and market turbulence, strong performance in the first half of the reporting period drove the Value Index to a double-digit return.

Sector performance in the Value Index was very strong, as nine out of 10 sectors recorded double-digit gains. Three of the top performing sectors posted gains of more than 30.0%. Energy dominated all sectors, rising by nearly 47.0%. Materials and healthcare also achieved high returns. Consumer discretionary, telecommunications services, and utilities also experienced double-digit gains. Industrials, information technology, and consumer staples followed with impressive results. Financials lagged, but with a strong single-digit return.

Which stock market sectors and holdings contributed most to the Fund’s performance?

The Fund benefited from solid stock selection in the consumer discretionary sector. Good stock selection in the consumer durables and apparel industries contributed to the positive sector outperformance. Also, excellent stock selection in leisure products was led by an overweight in Polaris Industries, a recreational vehicle manufacturer. The company turned in solid financial results and its stock price doubled due to strong global demand for its vehicles. No exposure to the homebuilding industry, which generated negative returns, also contributed to favorable performance. Lastly, the Fund was helped by an overweight in footwear manufacturer Timberland Co., whose stock more than doubled in price, as well as no exposure to branded-apparel company Jones Group Inc., whose stock price declined.

Although financials was the weakest-performing sector in the Value Index, favorable stock selection, along with an underweight relative to the Value Index, contributed to the Fund’s strong performance. Solid stock picking combined with an overweight in the consumer finance industry also aided results. In consumer finance, the holdings that led the strong performance were First Cash Financial Services Inc., a provider of pawn loans, and World Acceptance Corp., a provider of small installment loans. These companies benefited from strong loan demand due to cautious lending at banks and other financial institutions. In addition, an underweight in the poor-performing mortgage finance industry helped results, primarily because the Fund had no exposure to mortgage insurers.

Strong stock selection in the energy sector boosted returns. The Fund had favorable stock selection in the exploration and production industry, mainly from overweighting Stone Energy Corp. and Berry Petroleum Co., whose stock prices advanced strongly. These companies have larger proven reserve exposure in oil than in natural gas, and therefore have benefited from rising oil prices due to increasing demand from Asia,

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which has boosted their financial results. Solid stock picking, along with an overweight in the refining and marketing industry, also contributed to the Fund’s outperformance, as a result of overweight positions in HollyFrontier Corp. (formerly Holly Corp.) and CVR Energy Inc. Both refiners have benefited from improving refining margins. Both also made moves to enhance shareholder value: HollyFrontier completed its merger and CVR Energy launched an initial public offering in one of its business segments. The two companies more than doubled their stock prices, reflecting both their improving financial performance and their shareholder-value enhancements.

Which stock market sectors and holdings detracted most from the Fund’s performance?

The Fund was modestly hurt by poor stock selection in the materials sector. The primary cause was adverse stock selection coupled with an underweight in the strong-performing metals & mining industry. Here, the leading culprit was the fact that the Fund had no exposure to the precious metals and minerals miners, as the Fund’s model considered these stocks unattractive.

Prudential Small Cap Value Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2011, at the beginning of the period, and held through the six-month period ended July 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Small Cap Value Fund		Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,018.40	1.56%	$7.81
	Hypothetical	$1,000.00	$1,017.06	1.56%	$7.80

Class B	Actual	$1,000.00	$1,014.70	2.26%	$11.29
	Hypothetical	$1,000.00	$1,013.59	2.26%	$11.28

Class C	Actual	$1,000.00	$1,014.70	2.26%	$11.29
	Hypothetical	$1,000.00	$1,013.59	2.26%	$11.28

Class L	Actual	$1,000.00	$1,017.00	1.76%	$8.80
	Hypothetical	$1,000.00	$1,016.07	1.76%	$8.80

Class M	Actual	$1,000.00	$1,018.50	1.51%	$7.56
	Hypothetical	$1,000.00	$1,017.31	1.51%	$7.55

Class R	Actual**	$1,000.00	$960.90	1.76%	$5.44
	Hypothetical	$1,000.00	$1,016.07	1.76%	$8.80

Class X	Actual	$1,000.00	$1,018.40	1.51%	$7.56
	Hypothetical	$1,000.00	$1,017.31	1.51%	$7.55

Class Z	Actual**	$1,000.00	$961.80	1.26%	$3.89
	Hypothetical	$1,000.00	$1,018.55	1.26%	$6.31

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

** “Actual” expenses are calculated using the 115 day period ended July 31, 2011 due to the Class’s inception date of April 8, 2011.

Prudential Small Cap Value Fund	11

Portfolio of Investments

as of July 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.4%
COMMON STOCKS 99.2%

Aerospace & Defense 2.1%
13,400	AAR Corp.(a)	$393,156
700	Astronics Corp.*	22,323
4,900	Ceradyne, Inc.*	158,809
8,400	Cubic Corp.	407,736
29,200	Curtiss-Wright Corp.	933,232
18,500	Ducommun, Inc.	407,000
15,400	Esterline Technologies Corp.*	1,176,098
52,400	GenCorp, Inc.*	296,584
5,200	LMI Aerospace, Inc.*	119,548
700	Moog, Inc. (Class A Stock)*	28,665
2,400	Teledyne Technologies, Inc.*	130,152

		4,073,303

Air Freight & Logistics 0.5%
31,100	Air Transport Services Group, Inc.*	154,878
13,700	Atlas Air Worldwide Holdings, Inc.*	717,743
1,100	Park Ohio Holdings Corp.*	20,911

		893,532

Airlines 1.2%
14,900	Alaska Air Group, Inc.*(a)	910,688
95,400	Hawaiian Holdings, Inc.*(a)	448,380
54,000	Republic Airways Holdings, Inc.*(a)	233,820
38,800	SkyWest, Inc.	498,968
46,800	US Airways Group, Inc.*	292,032

		2,383,888

Auto Components 0.7%
16,800	American Axle & Manufacturing Holdings, Inc.*	192,696
1,700	Drew Industries, Inc.	36,210
14,100	Exide Technologies*	100,956
43,000	Spartan Motors, Inc.	197,800
23,600	Standard Motor Products, Inc.	335,120
26,300	Superior Industries International, Inc.	532,312

		1,395,094

Beverages 0.1%
3,200	Coca-Cola Bottling Co. Consolidated	206,464

See Notes to Financial Statements.

Prudential Small Cap Value Fund	13

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology 0.6%
28,500	Emergent Biosolutions, Inc.*	$588,525
79,100	PDL BioPharma, Inc.	489,629

		1,078,154

Building Products 0.3%
4,000	Ameron International Corp.	340,360
24,400	Gibraltar Industries, Inc.*	250,832

		591,192

Capital Markets 1.2%
24,300	BGC Partners, Inc. (Class A Stock)(a)	199,017
20,900	Calamos Asset Management, Inc. (Class A Stock)	284,658
32,400	GFI Group, Inc.	147,096
41,000	Investment Technology Group, Inc.*	498,970
4,100	JMP Group, Inc.	30,094
20,100	Knight Capital Group, Inc. (Class A Stock)*	227,331
3,300	Oppenheimer Holdings, Inc. (Class A Stock)	85,404
19,000	Piper Jaffray Cos.*	560,120
10,100	Raymond James Financial, Inc.	320,776
10,400	SWS Group, Inc.	56,680

		2,410,146

Chemicals 2.7%
7,000	Cytec Industries, Inc.	392,000
31,200	Fuller (H.B.) Co.	713,232
15,700	Grace, (W.R.) & Co.*	791,908
7,700	Innophos Holdings, Inc.	371,140
600	Koppers Holdings, Inc.	22,212
18,100	LSB Industries, Inc.*	719,294
21,500	Olin Corp.	449,565
17,200	OM Group, Inc.*	624,016
40,600	PolyOne Corp.	629,300
14,800	RPM International, Inc.	311,984
7,900	Schulman, (A.), Inc.	174,985

		5,199,636

Commercial Banks 8.2%
3,700	BancFirst Corp.	141,118
27,100	Banco Latinoamericano de Comercio Exterior SA (Panama)	479,399
9,700	Bank of the Ozarks, Inc.	503,915

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
19,000	Cathay General Bancorp(a)	$263,340
300	Century Bancorp, Inc. (Class A Stock)	8,109
9,100	Chemical Financial Corp.	172,627
15,500	City Holding Co.	484,685
27,800	Community Bank System, Inc.	699,448
9,900	Community Trust Bancorp, Inc.	268,488
21,100	CVB Financial Corp.	204,459
4,700	East West Bancorp, Inc.(a)	87,232
4,700	First Bancorp	46,295
72,600	First Commonwealth Financial Corp.	373,164
10,600	First Community Bancshares, Inc.	133,454
30,700	First Financial Bancorp	491,507
600	First Financial Corp.	19,854
15,100	First Merchants Corp.	135,145
34,295	FirstMerit Corp.	501,050
15,900	FNB Corp.	159,000
700	Great Southern Bancorp, Inc.	12,782
14,170	Home BancShares, Inc.	333,987
5,700	IBERIABANK Corp.	290,529
27,000	Independent Bank Corp.(a)	716,850
38,040	International Bancshares Corp.	639,833
129,074	National Penn Bancshares, Inc.	1,037,755
50,400	NBT Bancorp, Inc.	1,110,816
36,700	Old National Bancorp	374,340
300	Orrstown Financial Services, Inc.	5,673
8,100	PacWest Bancorp	160,785
5,500	Park National Corp.(a)	339,020
43,800	Pinnacle Financial Partners, Inc.*(a)	667,950
53,900	PrivateBancorp, Inc.	635,481
6,000	Renasant Corp.	91,800
15,200	Republic Bancorp, Inc. (Class A Stock)	275,272
9,700	S&T Bancorp, Inc.	184,494
4,200	Sandy Spring Bancorp, Inc.	75,054
2,000	SCBT Financial Corp.	58,560
6,400	Signature Bank*(a)	378,624
16,400	Simmons First National Corp. (Class A Stock)	396,224
5,996	Southside Bancshares, Inc.	118,900
9,500	SVB Financial Group*(a)	579,690
9,300	Tompkins Financial Corp.(a)	375,720
22,600	Trustmark Corp.(a)	492,454

See Notes to Financial Statements.

Prudential Small Cap Value Fund	15

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
5,400	UMB Financial Corp.	$224,100
12,300	Umpqua Holdings Corp.	139,728
17,700	United Bankshares, Inc.(a)	422,322
2,700	Washington Trust Bancorp, Inc.	61,506
14,100	WesBanco, Inc.	289,755
11,500	Wintrust Financial Corp.(a)	393,070

		16,055,363

Commercial Services & Supplies 3.2%
31,800	ACCO Brands Corp.*	272,526
15,500	American Reprographics Co.*	105,865
15,200	Brink’s Co. (The)	453,568
13,300	Cenveo, Inc.*	77,007
12,200	Consolidated Graphics, Inc.*	629,398
20,500	Deluxe Corp.	482,570
15,600	Ennis, Inc.	273,624
28,400	G & K Services, Inc. (Class A Stock)	967,588
17,400	McGrath RentCorp	452,922
5,000	Mobile Mini, Inc.*	105,550
12,100	Schawk, Inc.	191,059
37,400	Sykes Enterprises, Inc.*	721,820
7,500	Tetra Tech, Inc.*	165,000
16,200	UniFirst Corp.	888,570
11,400	United Stationers, Inc.	365,826
6,500	Viad Corp.	134,745

		6,287,638

Communications Equipment 1.6%
45,300	Arris Group, Inc.*	543,600
3,400	Bel Fuse, Inc. (Class B Stock)	64,668
29,100	Black Box Corp.	829,059
36,900	Comtech Telecommunications Corp.	994,455
16,100	Digi International, Inc.*	230,069
3,400	EchoStar Corp. (Class A Stock)*	113,764
7,700	Plantronics, Inc.	263,725

		3,039,340

Computers & Peripherals 0.1%
25,800	Xyratex Ltd. (Bermuda)*	245,874

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering 0.5%
2,800	Chicago Bridge & Iron Co. NV (Netherlands)	$115,500
36,100	Great Lakes Dredge & Dock Corp.	214,795
8,400	Layne Christensen Co.*	246,204
9,700	Sterling Construction Co, Inc.*	124,160
15,000	Tutor Perini Corp.	236,700

		937,359

Construction Materials 0.1%
51,100	Headwaters, Inc.*	117,019

Consumer Finance 2.6%
76,200	Advance America Cash Advance Centers, Inc.	537,210
18,000	Cash America International, Inc.	1,007,280
6,089	Credit Acceptance Corp.*	482,919
5,550	Dollar Financial Corp.*(a)	119,935
13,000	EZCORP, Inc. (Class A Stock)*	432,640
23,000	First Cash Financial Services, Inc.*	995,210
25,200	Nelnet, Inc. (Class A Stock)	508,032
15,600	World Acceptance Corp.*(a)	994,032

		5,077,258

Containers & Packaging 0.4%
40,300	Boise, Inc.	279,279
7,900	Rock-Tenn Co. (Class A Stock)	485,534

		764,813

Distributors 0.2%
3,100	Audiovox Corp. (Class A Stock)*	22,289
9,300	Core-Mark Holding Co., Inc.*	346,332

		368,621

Diversified Consumer Services 0.8%
5,900	American Public Education, Inc.*(a)	268,863
600	DeVry, Inc.	37,284
23,600	Lincoln Educational Services Corp.	421,968
2,100	Matthews International Corp. (Class A Stock)	75,999
31,400	Regis Corp.	466,290
6,900	Steiner Leisure Ltd. (Bahamas)*	335,478

		1,605,882

See Notes to Financial Statements.

Prudential Small Cap Value Fund	17

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.6%
6,400	Atlantic Tele-Network, Inc.	$241,728
15,200	Cbeyond, Inc.*	170,696
9,700	General Communication, Inc. (Class A Stock)*	110,095
9,100	Neutral Tandem, Inc.*	139,503
59,800	Premiere Global Services, Inc.*	505,908

		1,167,930

Electric Utilities 3.2%
9,800	Allete, Inc.	394,450
43,200	El Paso Electric Co.	1,445,040
13,500	Empire District Electric Co. (The)	275,535
17,400	IDACORP, Inc.	682,254
3,800	MGE Energy, Inc.	156,104
22,300	PNM Resources, Inc.	334,946
50,400	Portland General Electric Co.	1,248,912
13,200	UIL Holdings Corp.	421,476
22,200	UniSource Energy Corp.(a)	817,404
3,800	Unitil Corp.	97,090
17,600	Westar Energy, Inc.	454,256

		6,327,467

Electrical Equipment 1.5%
26,300	Belden, Inc.(a)	969,155
42,100	Brady Corp. (Class A Stock)	1,246,160
1,300	Powell Industries, Inc.*	50,102
8,200	Thomas & Betts Corp.*	399,996
14,000	Vicor Corp.	196,980

		2,862,393

Electronic Equipment, Instruments & Components 2.1%
9,100	Anixter International, Inc.(a)	568,022
78,500	Brightpoint, Inc.*	713,565
12,300	Electro Rent Corp.	198,768
1,600	FARO Technologies, Inc.*	65,216
54,400	Insight Enterprises, Inc.*	915,552
7,100	Littelfuse, Inc.	362,739
10,800	Multi-Fineline Electronix, Inc.*	219,348
18,700	Newport Corp.*	290,598
6,800	Park Electrochemical Corp.	177,888
22,400	SYNNEX Corp.*(a)	634,368

		4,146,064

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 3.0%
31,400	Bristow Group, Inc.	$1,522,272
22,200	Cal Dive International, Inc.*	123,876
2,700	Complete Production Services, Inc.*	104,976
4,700	Gulf Island Fabrication, Inc.	162,620
11,400	Gulfmark Offshore, Inc. (Class A Stock)*	555,636
13,300	Hornbeck Offshore Services, Inc.*	370,272
14,700	Matrix Service Co.*	204,918
9,100	Natural Gas Services Group, Inc.*	144,781
13,000	Oil States International, Inc.*	1,049,100
2,900	PHI, Inc.*	62,437
14,000	Pioneer Drilling Co.*	227,780
5,100	SEACOR Holdings, Inc.	511,836
27,200	TETRA Technologies, Inc.*	350,064
7,400	Tidewater, Inc.(a)	402,116

		5,792,684

Environmental Control 0.1%
40,900	EnergySolutions, Inc.	206,954

Food & Staples Retailing 1.6%
11,800	Casey’s General Stores, Inc.	531,000
20,200	Ingles Markets, Inc. (Class A Stock)	311,080
15,100	Nash-Finch Co.(a)	540,580
16,000	Pantry, Inc. (The)*	285,120
14,900	Ruddick Corp.	624,310
32,600	Spartan Stores, Inc.(a)	575,716
9,100	Susser Holdings Corp.*	148,421
7,900	Winn-Dixie Stores, Inc.*	70,942

		3,087,169

Food Products 1.7%
8,500	Cal-Maine Foods, Inc.	287,385
51,900	Chiquita Brands International, Inc.*(a)	614,496
3,500	Corn Products International, Inc.	178,115
57,300	Darling International, Inc.*	967,224
31,900	Fresh Del Monte Produce, Inc. (Cayman Islands)	781,869
2,400	Seneca Foods Corp. (Class A Stock)*	62,160
20,400	Smart Balance, Inc.*	96,696
12,900	Smithfield Foods, Inc.*(a)	284,058

		3,272,003

See Notes to Financial Statements.

Prudential Small Cap Value Fund	19

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gas Utilities 2.2%
4,600	AGL Resources, Inc.	$187,680
14,700	Atmos Energy Corp.	491,421
1,500	Chesapeake Utilities Corp.	57,915
12,500	Energen Corp.	735,125
21,800	Laclede Group, Inc. (The)	812,050
7,100	ONEOK, Inc.	516,809
900	Piedmont Natural Gas Co., Inc.	26,253
39,000	Southwest Gas Corp.	1,454,310

		4,281,563

Healthcare Equipment & Supplies 1.8%
3,900	Cantel Medical Corp.	97,227
8,100	Cooper Cos., Inc. (The)(a)	619,569
27,700	CryoLife, Inc.*	159,829
14,700	Cyberonics, Inc.*	398,958
9,300	Greatbatch, Inc.*	231,756
600	Haemonetics Corp.*	39,300
16,900	Integra LifeSciences Holdings Corp.*(a)	761,683
30,400	Invacare Corp.	911,392
4,000	Kensey Nash Corp.*	104,800
4,200	West Pharmaceutical Services, Inc.	184,254
600	Young Innovations, Inc.	17,388

		3,526,156

Healthcare Providers & Services 5.1%
6,400	Air Methods Corp.*	448,640
30,800	Alliance HealthCare Services, Inc.*	111,188
25,200	Amedisys, Inc.*(a)	651,672
4,000	American Dental Partners, Inc.*	46,480
14,500	AMERIGROUP Corp.*	797,500
21,100	AmSurg Corp.*(a)	536,573
9,200	Centene Corp.*	301,852
9,400	Continucare Corp.*	59,408
2,700	Corvel Corp.*	124,605
4,600	Coventry Health Care, Inc.*	147,200
19,600	Cross Country Healthcare, Inc.*	135,436
57,700	Five Star Quality Care, Inc.*	285,615
2,500	Hanger Orthopedic Group, Inc.*	52,525
21,200	HealthSouth Corp.*	517,280
26,200	HealthSpring, Inc.*	1,075,248

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
24,700	Healthways, Inc.*	$368,771
27,100	Kindred Healthcare, Inc.*(a)	510,564
4,400	LHC Group, Inc.*(a)	100,232
29,900	Magellan Health Services, Inc.*	1,557,790
17,600	MedCath Corp.*	230,912
5,400	Molina Healthcare, Inc.*	122,310
1,700	National Healthcare Corp.	80,869
22,700	PharMerica Corp.*	289,879
13,800	Providence Service Corp. (The)*	163,530
35,900	Skilled Healthcare Group, Inc. (Class A Stock)*	315,920
1,300	Team Health Holdings, Inc.*	28,613
5,100	Triple-S Management Corp. (Class B Stock) (Puerto Rico)*	110,007
19,600	Universal American Corp.	186,396
2,600	US Physical Therapy, Inc.	62,608
14,700	WellCare Health Plans, Inc.*	644,595

		10,064,218

Healthcare Technology 0.3%
4,000	Computer Programs & Systems, Inc.	293,600
2,500	Quality Systems, Inc.(a)	228,400

		522,000

Holding Companies
5,500	Primoris Services Corp.	67,100

Hotels, Restaurants & Leisure 3.6%
13,400	Ameristar Casinos, Inc.	297,480
930	Biglari Holdings, Inc.*	342,398
19,200	Bob Evans Farms, Inc.	663,168
1,600	Carrols Restaurant Group, Inc.*	15,728
25,500	CEC Entertainment, Inc.	986,850
21,200	Cracker Barrel Old Country Store, Inc.	956,332
18,400	Domino’s Pizza, Inc.*	494,408
8,400	Interval Leisure Group, Inc.*	107,940
20,700	Jack in the Box, Inc.*	470,304
9,800	Life Time Fitness, Inc.*(a)	409,248
8,500	Marcus Corp.	82,280
11,800	Monarch Casino & Resort, Inc.*	136,290
15,100	Papa John’s International, Inc.*	471,271
64,500	Ruby Tuesday, Inc.*	586,305

See Notes to Financial Statements.

Prudential Small Cap Value Fund	21

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
18,100	Scientific Games Corp. (Class A Stock)*	$165,434
13,800	Sonic Corp.*(a)	147,660
19,700	Speedway Motorsports, Inc.	267,920
29,500	Texas Roadhouse, Inc.	487,340

		7,088,356

Household Durables 1.3%
14,000	American Greetings Corp. (Class A Stock)	310,380
11,550	Blyth, Inc.	730,653
15,600	CSS Industries, Inc.	309,504
30,500	Helen of Troy Ltd. (Bermuda)*	983,625
7,200	iRobot Corp.*	251,712

		2,585,874

Household Products
10,000	Central Garden & Pet Co. (Class A Stock)*(a)	87,600

Industrial Conglomerates 0.7%
300	Seaboard Corp.	784,500
8,600	Standex International Corp.	276,834
12,800	Tredegar Corp.	243,968

		1,305,302

Insurance 4.5%
11,500	American Equity Investment Life Holding Co.(a)	136,505
4,000	American Safety Insurance Holdings Ltd. (Bermuda)*	75,000
9,800	AMERISAFE, Inc.*	210,798
7,900	AmTrust Financial Services, Inc.	183,438
5,394	Argo Group International Holdings Ltd. (Bermuda)	158,584
28,300	Delphi Financial Group, Inc. (Class A Stock)	761,836
200	EMC Insurance Group, Inc.	3,734
17,000	Employers Holdings, Inc.	252,620
1,600	Enstar Group Ltd. (Bermuda)*	169,024
16,800	FBL Financial Group, Inc. (Class A Stock)	528,864
15,600	Flagstone Reinsurance Holdings SA (Luxembourg)	138,996
5,300	Global Indemnity PLC (Ireland)*	110,399
15,100	HCC Insurance Holdings, Inc.	454,963
7,200	Horace Mann Educators Corp.	104,832
13,700	Infinity Property & Casualty Corp.	694,179
14,600	Maiden Holdings Ltd. (Bermuda)	135,342

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
37,300	Meadowbrook Insurance Group, Inc.	$350,620
12,600	Montpelier Re Holdings Ltd. (Bermuda)	217,476
31,000	National Financial Partners Corp.*(a)	351,230
15,500	Presidential Life Corp.	176,080
24,700	ProAssurance Corp.*	1,720,355
10,700	Safety Insurance Group, Inc.	434,420
52,200	Selective Insurance Group, Inc.	855,558
6,800	Symetra Financial Corp.	85,408
9,100	Tower Group, Inc.	208,026
15,000	United Fire & Casualty Co.	257,250
27,600	Universal Insurance Holdings, Inc.	117,852

		8,893,389

Internet & Catalog Retail 0.1%
13,600	Nutrisystem, Inc.	203,184

Internet Software & Services 1.4%
45,900	EarthLink, Inc.	369,036
13,800	Infospace, Inc.*	131,514
32,900	j2 Global Communications, Inc.*(a)	879,746
17,500	Liquidity Services, Inc.*	423,150
25,800	Perficient, Inc.*	258,258
11,700	TeleCommunication Systems, Inc. (Class A Stock)*	59,436
114,749	United Online, Inc.	685,051
1,000	ValueClick, Inc.*	18,060

		2,824,251

IT Services 1.5%
16,400	Acxiom Corp.*	225,336
9,900	CACI International, Inc. (Class A Stock)*(a)	584,892
19,500	CSG Systems International, Inc.*	346,320
15,200	Euronet Worldwide, Inc.*	260,832
20,600	Global Cash Access Holdings, Inc.*	57,886
9,000	iGate Corp.	134,910
5,800	MAXIMUS, Inc.	224,054
7,600	NCI, Inc. (Class A Stock)*	163,248
22,600	TeleTech Holdings, Inc.*	447,254
21,800	TNS, Inc.*	368,420
9,000	Unisys Corp.*(a)	186,930

		3,000,082

See Notes to Financial Statements.

Prudential Small Cap Value Fund	23

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Leisure Equipment & Products 1.1%
19,800	Arctic Cat, Inc.*	$326,304
31,400	JAKKS Pacific, Inc.*(a)	547,930
9,300	Polaris Industries, Inc.	1,102,515
9,800	Sturm Ruger & Co., Inc.	267,736

		2,244,485

Life Sciences Tools & Services 0.1%
26,400	Cambrex Corp.*	116,424

Machinery 2.5%
11,200	Actuant Corp. (Class A Stock)	276,752
1,900	Alamo Group, Inc.	45,429
2,800	Albany International Corp. (Class A Stock)	74,396
900	Ampco-Pittsburgh Corp.	23,445
6,600	Cascade Corp.	329,934
15,500	CLARCOR, Inc.	682,930
7,700	Gardner Denver, Inc.	656,733
2,800	Harsco Corp.	76,748
9,900	John Bean Technologies Corp.	174,834
1,400	Kennametal, Inc.	55,202
1,100	LB Foster Co. (Class A Stock)	38,225
1,000	Lincoln Electric Holdings, Inc.	34,220
24,900	Mueller Industries, Inc.	934,497
1,500	NACCO Industries, Inc. (Class A Stock)	136,320
15,800	Toro Co. (The)	850,514
13,500	Watts Water Technologies, Inc. (Class A Stock)	452,655

		4,842,834

Marine 0.2%
55,700	Eagle Bulk Shipping, Inc. (Marshall Islands)*(a)	131,452
42,000	Excel Maritime Carriers Ltd. (Liberia)*(a)	108,360
17,400	Genco Shipping & Trading Ltd. (Marshall Islands)*(a)	108,924
4,900	International Shipholding Corp.	100,891

		449,627

Media 1.0%
37,500	Belo Corp. (Class A Stock)*	262,125
20,800	Entercom Communications Corp. (Class A Stock)*	165,152
53,800	Harte-Hanks, Inc.	439,546
23,300	Journal Communications, Inc. (Class A Stock)*	115,568

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
5,500	LIN TV Corp. (Class A Stock)*	$22,550
13,100	Scholastic Corp.(a)	376,232
59,000	Sinclair Broadcast Group, Inc. (Class A Stock)	584,690

		1,965,863

Metals & Mining 0.9%
44,800	Century Aluminum Co.*	583,296
8,900	Kaiser Aluminum Corp.	496,798
15,200	Materion Corp.*	579,424
10,200	Noranda Aluminum Holding Corp.*	141,576

		1,801,094

Multi-Line Retail 0.2%
5,500	Dillard’s, Inc. (Class A Stock)	309,430

Multi-Utilities 1.7%
44,400	Avista Corp.	1,119,324
17,500	Black Hills Corp.	522,900
41,900	NorthWestern Corp.	1,341,638
14,500	Vectren Corp.	382,945

		3,366,807

Oil, Gas & Consumable Fuels 3.6%
15,400	Berry Petroleum Co. (Class A Stock)(a)	883,190
11,300	Bill Barrett Corp.*(a)	562,288
76,600	Callon Petroleum Co.*	533,902
1,600	Contango Oil & Gas Co.*	100,928
22,000	CVR Energy, Inc.*	590,700
13,800	DHT Holdings, Inc. (Marshall Islands)	49,680
7,600	Frontline Ltd. (Bermuda)(a)	87,400
14,600	Hollyfrontier Corp.	1,100,694
15,200	Knightsbridge Tankers Ltd. (Bermuda)(a)	312,968
8,300	Petroleum Development Corp.*(a)	301,456
1,100	REX American Resources Corp.*	18,953
33,400	Ship Finance International Ltd. (Bermuda)(a)	531,060
31,900	Stone Energy Corp.*	1,035,474
14,200	Swift Energy Co.*	541,020
17,600	W&T Offshore, Inc.(a)	476,960

		7,126,673

See Notes to Financial Statements.

Prudential Small Cap Value Fund	25

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Paper & Forest Products 1.8%
43,500	Buckeye Technologies, Inc.	$1,169,715
3,800	Clearwater Paper Corp.*	287,432
32,100	KapStone Paper and Packaging Corp.*	500,439
23,800	Neenah Paper, Inc.	480,522
28,600	P.H. Glatfelter Co.	431,574
10,100	Schweitzer-Mauduit International, Inc.	566,711
15,200	Wausau Paper Corp.	112,176

		3,548,569

Personal Products 0.3%
3,300	Elizabeth Arden, Inc.*	106,326
1,400	Medifast, Inc.*	27,020
25,000	Prestige Brands Holdings, Inc.*	305,500
10,800	Revlon, Inc. (Class A Stock)*	181,872
1,100	USANA Health Sciences, Inc.*	30,085

		650,803

Pharmaceuticals 0.8%
4,800	Medicines Co. (The)*	71,904
35,000	Par Pharmaceutical Cos., Inc.*	1,133,650
24,400	Viropharma, Inc.*	441,152

		1,646,706

Professional Services 1.0%
13,300	CBIZ, Inc.*	99,218
43,800	Dolan Co. (The)*	347,334
5,600	Exponent, Inc.*	234,136
1,800	GP Strategies Corp.*	23,310
7,500	Huron Consulting Group, Inc.*	242,775
4,000	ICF International, Inc.*	93,440
18,700	Kelly Services, Inc. (Class A Stock)*	292,655
21,800	Navigant Consulting, Inc.*	256,586
4,700	On Assignment, Inc.*	47,940
21,700	School Specialty, Inc.*(a)	260,834
1,200	VSE Corp.	25,260

		1,923,488

Real Estate Investment Trusts 9.0%
14,200	Agree Realty Corp.	322,482
33,500	BioMed Realty Trust, Inc.(a)	657,270

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
61,100	Capstead Mortgage Corp.	$772,304
39,100	CBL & Associates Properties, Inc.(a)	694,416
57,100	Cedar Shopping Centers, Inc.	283,216
43,100	Cogdell Spencer, Inc.	256,876
39,900	Colonial Properties Trust	859,845
29,388	Cousins Properties, Inc.	250,092
53,568	DiamondRock Hospitality Co.(a)	547,465
5,900	Duke Realty Corp.	82,836
29,300	Dynex Capital, Inc.	266,630
7,400	EastGroup Properties, Inc.	329,448
10,800	Entertainment Properties Trust	502,092
23,000	Extra Space Storage, Inc.(a)	488,980
25,000	Franklin Street Properties Corp.	315,250
21,400	Getty Realty Corp.(a)	496,480
18,900	Glimcher Realty Trust	186,165
31,500	Hatteras Financial Corp.	844,830
45,800	Inland Real Estate Corp.	403,956
13,100	Kilroy Realty Corp.(a)	505,398
49,300	Kite Realty Group Trust	223,822
27,000	LaSalle Hotel Properties(a)	675,270
61,060	Lexington Realty Trust(a)	512,904
17,400	LTC Properties, Inc.	472,410
65,800	Medical Properties Trust, Inc.(a)	773,808
165,100	MFA Financial, Inc.	1,236,599
8,000	Mid-America Apartment Communities, Inc.	566,320
4,400	National Health Investors, Inc.	200,156
3,400	One Liberty Properties, Inc.	52,564
16,300	Parkway Properties, Inc.	287,369
18,200	PS Business Parks, Inc.	1,033,942
19,500	Ramco-Gershenson Properties Trust(a)	239,265
30,100	Resource Capital Corp.	171,570
400	Saul Centers, Inc.	15,780
21,300	Sovran Self Storage, Inc.	863,715
3,800	Sun Communities, Inc.(a)	145,426
45,900	Sunstone Hotel Investors, Inc.*	408,969
3,900	Universal Health Realty Income Trust	160,719
22,000	Urstadt Biddle Properties (Class A Stock)	390,280
20,000	Winthrop Realty Trust	221,200

		17,718,119

See Notes to Financial Statements.

Prudential Small Cap Value Fund	27

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Road & Rail 0.6%
5,000	Amerco, Inc.*	$450,700
14,600	Marten Transport Ltd.	300,322
10,000	Old Dominion Freight Line, Inc.*	370,500

		1,121,522

Semiconductors & Semiconductor Equipment 2.2%
59,900	Amkor Technology, Inc.*(a)	319,267
63,000	Brooks Automation, Inc.*	599,130
700	Cirrus Logic, Inc.*	10,626
4,300	Cohu, Inc.	53,836
44,900	Kulicke & Soffa Industries, Inc.*	413,080
8,800	LTX-Credence Corp.*	63,272
36,300	Microsemi Corp.*	720,555
31,000	MKS Instruments, Inc.	773,450
20,400	Photronics, Inc.*	152,592
27,800	Rudolph Technologies, Inc.*	238,802
16,800	Sigma Designs, Inc.*(a)	143,640
46,200	Tessera Technologies, Inc.*	725,802

		4,214,052

Software 1.9%
25,000	Blackbaud, Inc.	635,000
24,100	Fair Isaac Corp.	716,975
3,200	Interactive Intelligence Group*	121,632
9,800	Manhattan Associates, Inc.*	365,540
22,000	NetScout Systems, Inc.*	335,500
34,200	Progress Software Corp.*	824,220
33,800	Websense, Inc.*	766,584

		3,765,451

Specialty Retail 3.6%
17,600	Big 5 Sporting Goods Corp.	145,200
9,600	Buckle, Inc. (The)(a)	425,376
22,400	Cabela’s, Inc.*(a)	612,864
34,900	Cato Corp. (The) (Class A Stock)	970,918
8,300	Children’s Place Retail Stores, Inc. (The)*(a)	401,056
23,600	Collective Brands, Inc.*(a)	278,008
1,300	Express, Inc.	29,172
17,600	Finish Line, Inc. (The) (Class A Stock)	374,880
8,400	Genesco, Inc.*	435,120

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
18,300	Men’s Wearhouse, Inc. (The)	$600,057
17,900	OfficeMax, Inc.*	126,732
13,100	Penske Automotive Group, Inc.(a)	289,903
56,000	Pep Boys - Manny, Moe & Jack	602,000
26,000	Rent-A-Center, Inc.	703,300
33,400	Stage Stores, Inc.	594,520
45,500	Stein Mart, Inc.	432,250
7,500	Systemax, Inc.*	122,175

		7,143,531

Textiles, Apparel & Luxury Goods 0.5%
25,800	Maidenform Brands, Inc.*	666,930
12,200	Movado Group, Inc.	197,396
5,200	True Religion Apparel, Inc.*	175,188

		1,039,514

Thrifts & Mortgage Finance 0.8%
4,400	Berkshire Hills Bancorp, Inc.	96,448
5,000	Brookline Bancorp, Inc.	42,750
42,200	Dime Community Bancshares, Inc.	592,910
22,400	Flushing Financial Corp.	275,968
1,300	OceanFirst Financial Corp.	17,485
17,100	Trustco Bank Corp.	79,002
20,300	Washington Federal, Inc.	343,273
3,100	WSFS Financial Corp.	123,101

		1,570,937

Tobacco 0.1%
43,200	Alliance One International, Inc.*	142,128

Trading Companies & Distributors 1.1%
52,400	Aircastle Ltd. (Bermuda)	599,980
28,600	Applied Industrial Technologies, Inc.(a)	912,912
1,400	DXP Enterprises, Inc.*	38,066
12,200	Interline Brands, Inc.*	204,106
6,900	Lawson Products, Inc.	128,823
9,000	TAL International Group, Inc.	278,460

		2,162,347

See Notes to Financial Statements.

Prudential Small Cap Value Fund	29

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Water Utilities 0.2%
12,700	American States Water Co.	$434,213

Wireless Telecommunication Services 0.6%
20,500	NTELOS Holdings Corp.	398,110
48,400	USA Mobility, Inc.	799,084

		1,197,194

	TOTAL COMMON STOCKS (cost $163,141,381)	194,544,126

EXCHANGE TRADED FUND 0.2%
6,200	iShares Russell 2000 Value Index Fund (cost $290,470)	438,526

	TOTAL LONG-TERM INVESTMENTS (cost $163,431,851)	194,982,652

SHORT-TERM INVESTMENT 15.0%

AFFILIATED MONEY MARKET MUTUAL FUND
29,389,109	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $29,389,109; includes $28,476,002 of cash collateral for securities on loan)(Note 3)(b)(c)	29,389,109

	TOTAL INVESTMENTS 114.4% (cost $192,820,960; Note 5)	224,371,761
	Liabilities in excess of other assets (14.4)%	(28,246,405)

	NET ASSETS 100%	$196,125,356

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $27,614,585; cash collateral of $28,476,002 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$194,544,126	$—	$—
Exchange Traded Fund	438,526	—	—
Affiliated Money Market Mutual Fund	29,389,109	—	—

Total	$224,371,761	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (14.5% represents investments purchased with collateral from securities on loan)	15.0%
Real Estate Investment Trusts	9.0
Commercial Banks	8.2
Healthcare Providers & Services	5.1
Insurance	4.5
Specialty Retail	3.6
Oil, Gas & Consumable Fuels	3.6
Hotels, Restaurants & Leisure	3.6
Electric Utilities	3.2
Commercial Services & Supplies	3.2
Energy Equipment & Services	3.0
Chemicals	2.7

See Notes to Financial Statements.

Prudential Small Cap Value Fund	31

Portfolio of Investments

as of July 31, 2011 continued

Industry (cont’d.)
Consumer Finance	2.6%
Machinery	2.5
Gas Utilities	2.2
Semiconductors & Semiconductor Equipment	2.2
Electronic Equipment, Instruments & Components	2.1
Aerospace & Defense	2.1
Software	1.9
Paper & Forest Products	1.8
Healthcare Equipment & Supplies	1.8
Multi-Utilities	1.7
Food Products	1.7
Food & Staples Retailing	1.6
Communications Equipment	1.6
IT Services	1.5
Electrical Equipment	1.5
Internet Software & Services	1.4
Household Durables	1.3
Capital Markets	1.2
Airlines	1.2
Leisure Equipment & Products	1.1
Trading Companies & Distributors	1.1
Media	1.0
Professional Services	1.0
Metals & Mining	0.9
Pharmaceuticals	0.8
Diversified Consumer Services	0.8
Thrifts & Mortgage Finance	0.8
Auto Components	0.7
Industrial Conglomerates	0.7
Wireless Telecommunication Services	0.6
Diversified Telecommunication Services	0.6
Road & Rail	0.6
Biotechnology	0.6
Textiles, Apparel & Luxury Goods	0.5
Construction & Engineering	0.5
Air Freight & Logistics	0.5
Containers & Packaging	0.4
Personal Products	0.3
Building Products	0.3
Healthcare Technology	0.3
Marine	0.2
Exchange Traded Funds	0.2
Water Utilities	0.2
Distributors	0.2
Multi-Line Retail	0.2
Computers & Peripherals	0.1
Environmental Control	0.1

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Beverages	0.1%
Internet & Catalog Retail	0.1
Tobacco	0.1
Construction Materials	0.1
Life Sciences Tools & Services	0.1

114.4
Liabilities in excess of other assets	(14.4)

100.0%

See Notes to Financial Statements.

Prudential Small Cap Value Fund	33

Statement of Assets and Liabilities

as of July 31, 2011

Assets
Investments at value, including securities on loan of $27,614,585:
Unaffiliated investments (cost $163,431,851)	$194,982,652
Affiliated investments (cost $29,389,109)	29,389,109
Receivable for investments sold	1,405,727
Dividend and interest receivable	210,107
Other assets	135,750
Receivable for Fund shares sold	67,554

Total assets	226,190,899

Liabilities
Payable to broker for collateral for securities on loan	28,476,002
Payable for Fund shares reacquired	997,220
Accrued expenses and other liabilities	214,766
Payable to custodian	183,553
Management fee payable	89,076
Distribution fee payable	76,874
Affiliated transfer agent fee payable	26,136
Deferred trustees’ fees	1,916

Total liabilities	30,065,543

Net Assets	$196,125,356

Net assets were comprised of:
Shares of beneficial interest, at par	$14,579
Paid-in capital, in excess of par	206,546,341

206,560,920
Undistributed net investment income	96,232
Accumulated net realized loss on investments	(42,082,597)
Net unrealized appreciation on investments	31,550,801

Net assets, July 31, 2011	$196,125,356

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Class A:
Net assets value and redemption price per share ($111,162,810 / 8,028,274 shares of common stock issued and outstanding)	$13.85
Maximum sales charge (5.50% of offering price)	.81

Maximum offering price to public	$14.66

Class B:
Net assets value, offering price and redemption price per share ($10,593,353 / 851,250 shares of common stock issued and outstanding)	$12.44

Class C:
Net assets value, offering price and redemption price per share ($37,843,766 / 3,042,828 shares of common stock issued and outstanding)	$12.44

Class L:
Net assets value and redemption price per share ($6,966,195 / 506,359 shares of common stock issued and outstanding)	$13.76
Maximum sales charge (5.75% of offering price)	.84

Maximum offering price to public	$14.60

Class M:
Net assets value, offering price and redemption price per share ($894,411 / 70,726 shares of common stock issued and outstanding)	$12.65

Class R:
Net assets value, offering price and redemption price per share ($284,391 / 20,670 shares of common stock issued and outstanding)	$13.76

Class X:
Net assets value, offering price and redemption price per share ($1,581,372 / 124,473 shares of common stock issued and outstanding)	$12.70

Class Z:
Net assets value, offering price and redemption price per share ($26,799,058 / 1,934,671 shares of common stock issued and outstanding)	$13.85

See Notes to Financial Statements.

Prudential Small Cap Value Fund	35

Statement of Operations

Year Ended July 31, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $21)	$2,524,136
Affiliated income from securities lending, net	91,763
Affiliated dividend income	2,247

2,618,146

Expenses
Management fee	965,463
Distribution fee—Class A	232,538
Distribution fee—Class B	88,831
Distribution fee—Class C	309,873
Distribution fee—Class L	36,064
Distribution fee—Class M	4,578
Distribution fee—Class R	470
Distribution fee—Class X	5,360
Transfer agent’s fees and expenses (including affiliated expense of $125,800)	370,000
Reports to shareholders	226,000
Legal fee	112,000
Custodian’s fees and expenses	83,000
Registration fees	71,000
Audit fee	47,000
Trustees’ fees	14,000
Insurance expense	2,000
Loan interest expense (Note 7)	13
Miscellaneous	18,051

Total expenses	2,586,241
Less: advisory fee waivers and expense reimbursements	(69,967)

Net expenses	2,516,274

Net investment income	101,872

Net Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	15,169,935
Net change in unrealized appreciation on investments	1,203,177

Net gain on investments	16,373,112

Net Increase In Net Assets Resulting From Operations	$16,474,984

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$101,872	$(63,917)
Net realized gain on investment transactions	15,169,935	6,480,712
Net change in unrealized appreciation on investments	1,203,177	13,026,897

Net increase in net assets resulting from operations	16,474,984	19,443,692

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	—	(178,902)
Class B	—	—
Class C	—	—
Class M	—	(10,697)
Class R	—	(23,294)
Class X	—	(15,428)

	—	(228,321)

Capital Contributions (Note 2)
Class M	328	3,573
Class X	681	1,544

	1,009	5,117

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	9,546,583	9,785,172
Net asset value of shares issued in reinvestment of dividends and distributions	—	204,470
Net asset value of shares issued in merger (Note 8)	110,782,695	—
Cost of shares reacquired	(43,417,521)	(32,607,532)

Net increase (decrease) in net assets resulting from Fund share transactions	76,911,757	(22,617,890)

Total increase (decrease)	93,387,750	(3,397,402)

Net Assets
Beginning of year	102,737,606	106,135,008

End of year(a)	$196,125,356	$102,737,606

(a) Includes undistributed net income of:	$96,232	$—

See Notes to Financial Statements.

Prudential Small Cap Value Fund	37

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Small Cap Value Fund (“Small Cap Value”) and Prudential Jennison Conservative Growth Fund. These financial statements relate to Small Cap Value (the “Fund”). The financial statements of the other fund are not represented herein.

The Fund’s investment objective is above average capital appreciation through investment in small company common stocks that, in the investment subadviser’s opinion, are undervalued or overlooked in the marketplace.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the

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size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding

Prudential Small Cap Value Fund	39

Notes to Financial Statements

continued

taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for ending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gain, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income

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tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI accrued daily and payable monthly, at an annual rate 0.70% of the Fund’s average daily net assets. The effective management fee rate was 0.70% for the year ended July 31, 2011.

Effective April 16, 2011, PI has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C,

Prudential Small Cap Value Fund	41

Notes to Financial Statements

continued

Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and services the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.50%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to 0.50% of the average net assets of Class R shares.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales changes received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution of capital.

During the year ended July 31, 2008, management determined that Class M and X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid these classes for the overcharge which is reflected as a contribution to capital in the Financial Highlights for the years ended July 31, 2008 and July 31, 2007.

PIMS has advised the Fund that it has received $31,513 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2011, it received $377, $11,900, $922 and $8 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C and Class X shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

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Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2011, PIM has been compensated approximately $29,000 for these services.

The Fund invests in the Prudential Taxable Core Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended July 31, 2011 aggregated $32,361,440 and $65,261,746 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net realized loss on investments and paid-in capital in excess of par. For the fiscal year ended July 31, 2011, the adjustments were to increase accumulated net realized loss on investments and to increase paid-in capital in excess of par by $26,566,070 due to the reclassification of capital loss carryforward and wash sales due to the reorganization and other book to tax differences. Net investment income, net realized gains on investments and net assets were not affected by this change.

For the year ended July 31, 2011, there were no distributions paid by the Fund as reflected in the Statement of Changes in Net Assets. For the year ended July 31, 2010, the tax character of distributions paid by the Fund were $228,321 from ordinary income.

As of July 31, 2011, there were accumulated undistributed earnings on a tax basis in the amount of $166,479 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Unrealized Appreciation
$193,087,957	$44,233,057	$(12,949,253)	$31,283,804

Prudential Small Cap Value Fund	43

Notes to Financial Statements

continued

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis differences between financial reporting and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2011 of approximately $41,884,000 of which $24,355,000 expires in 2017 and $17,529,000 expires in 2018. Certain portions of the capital loss carryforward was assumed by the Fund as a result of an acquisition. Utilization of these capital loss carryforwards may be limited in accordance with income tax regulations. The Fund utilized approximately $15,611,000 of its capital loss carryforward to offset net taxable gains realized in the year ended July 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a maximum front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential.

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Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. In addition, under certain limited circumstances, an exchange may be made from Class A to Class Z shares of the Fund. Class M and Class X shares will automatically convert to Class A shares on a monthly basis approximately eight and ten years after purchase, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are closed to most new initial purchases (with the exception of reinvested dividends). Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments Mutual Funds. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At July 31, 2011, 171 shares of Class R and 69 shares of Class Z were owned by the Manager and its affiliates, respectively.

Transactions in shares of beneficial interest during the year ended July 31, 2011 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued in Merger	Shares Issued/ Reacquired upon Conversion from Class B, Class C, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	521,716	—	(1,725,981)	3,998,198	289,271	3,083,204
Class B	55,858	—	(135,930)	311,131	(99,945)	131,114
Class C	78,700	—	(569,314)	998,179	(1,794)	505,771
Class L	2,310	—	(83,253)	—	—	(80,943)
Class M	876	—	(30,070)	—	(146,547)	(175,741)
Class R	10,192	—	(9,744)	20,222	—	20,670
Class X	2,020	—	(37,312)	—	(69,598)	(104,890)
Class Z	46,905	—	(689,097)	2,576,863	—	1,934,671

Prudential Small Cap Value Fund	45

Notes to Financial Statements

continued

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued in Merger	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class C, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$7,026,874	$—	$(23,184,167)	$56,983,972	$3,812,503	$44,639,182
Class B	679,815	—	(1,627,547)	3,994,685	(1,180,046)	1,866,907
Class C	967,367	—	(6,764,581)	12,805,357	(21,547)	6,986,596
Class L	29,307	—	(1,100,519)	—	—	(1,071,212)
Class M	9,142	—	(364,196)	—	(1,765,633)	(2,120,687)
Class R	146,102	—	(132,673)	286,528	—	299,957
Class X	20,224	—	(458,582)	—	(845,277)	(1,283,635)
Class Z	667,752	—	(9,785,256)	36,712,153	—	27,594,649

Transactions in shares of beneficial interest during the year ended July 31, 2010 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	732,880	15,123	(1,729,527)	555,114	(426,410)
Class B	56,591	—	(165,330)	(38,504)	(147,243)
Class C	85,195	—	(895,462)	—	(810,267)
Class L	8,979	1,008	(133,291)	—	(123,304)
Class M	4,792	2,234	(105,028)	(426,460)	(524,462)
Class X	334	1,614	(66,748)	(143,033)	(207,833)

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Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$8,195,064	$157,430	$(19,012,908)	$6,086,624	$(4,573,790)
Class B	578,006	—	(1,647,562)	(371,333)	(1,440,889)
Class C	866,702	—	(8,796,607)	—	(7,929,905)
Class L	95,131	10,455	(1,452,701)	—	(1,347,115)
Class M	47,410	21,200	(1,035,264)	(4,287,769)	(5,254,423)
Class X	2,859	15,385	(662,490)	(1,427,522)	(2,071,768)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for an annualized commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Companies pay a commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Companies had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended July 31, 2011. The Fund had an outstanding balance of $230,000 for 4 days at an interest rate of 1.45%.

Note 8. Reorganization

On December 1, 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on April 7, 2011 and the reorganization took place on April 15, 2011.

Prudential Small Cap Value Fund	47

Notes to Financial Statements

continued

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives.

The acquisition was accomplished by a tax-free exchange of the following shares on April 15, 2011:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Prudential Small Cap Core Equity Fund		Prudential Small Cap Value Fund
Class A	2,936,821	Class A	3,998,198	$56,983,972
Class B	225,447	Class B	311,131	3,994,685
Class C	722,722	Class C	998,179	12,805,357
Class R	14,832	Class R	20,222	286,528
Class Z	1,839,694	Class Z	2,576,863	36,712,153

For financial reporting purposes, assets received and shares issued by Prudential Small Cap Value were recorded at fair value; however, the cost basis of the investments received from Prudential Small Cap Core Equity Fund was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition was as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
Prudential Small Cap Core Equity Fund	$110,782,695	$29,347,863	Prudential Small Cap Value Fund	$112,524,877

The Fund acquired capital loss carryforward from the reorganization with Prudential Small Cap Core Equity Fund of approximately $26,488,000 (amount included in Note 5). The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Assuming the acquisition had been completed on August 1, 2010, Prudential Small Cap Value’s results of operations for the year ended July 31, 2011 were as follows:

Net investment income	$105,870	(a)
Net realized and unrealized gain (loss) on investments	$54,467,460	(b)

	$54,573,330

(a)	$101,872, as reported in Statement of Operations, plus $(11,002) Net Investment Loss from Prudential Small Cap Core Equity Fund pre-merger, plus approximately $15,000 of pro forma eliminated expenses from Prudential Small Cap Core Equity Fund.
(b)	$16,373,112 as reported in the Statement of Operations, plus $38,094,348 Net Realized and Unrealized Gain (loss) on Investments from Prudential Small Cap Core Equity Fund pre-merger.

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Because both Prudential Small Cap Core Equity Fund and Prudential Small Cap Value sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Prudential Small Cap Core Equity Fund that have been included in Prudential Small Cap Value’s Statement of Operations since April 15, 2011.

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Small Cap Value Fund	49

Financial Highlights

Class A Shares
	Year Ended July 31,
	2011(b)		2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.53		$9.64	$12.31	$17.66	$17.30
Income (loss) from investment operations:
Net investment income	.04		.02	.09	.16	.16
Net realized and unrealized gain (loss) on investments	2.28		1.90	(2.58)	(2.04)	1.11
Total from investment operations	2.32		1.92	(2.49)	(1.88)	1.27
Less Dividends and Distributions:
Dividends from net investment income	-		(.03)	(.17)	(.18)	-
Distributions from net realized gains on investments	-		-	(.01)	(3.29)	(.91)
Total dividends and distributions	-		(.03)	(.18)	(3.47)	(.91)
Net asset value, end of year	$13.85		$11.53	$9.64	$12.31	$17.66
Total Return(a)	20.12%		20.00%	(20.04)%	(11.38)%	7.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$111,163		$57,017	$51,783	$65,910	$98,930
Average net assets (000)	$77,514		$56,445	$49,480	$79,838	$109,338
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.63%	(e)	1.60%	1.65%	1.40% (c)	1.33% (c)
Expenses, excluding distribution and service (12b-1) fees	1.33%	(e)	1.30%	1.35%	1.12%	1.08%
Net investment income	.26%	(e)	.18%	.96%	1.12%	.89%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	23%		21%	34%	19%	63%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily assets of the Class A shares through November 30, 2007.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.68%, 1.38% and .21%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

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Class B Shares
	Year Ended July 31,
	2011(b)		2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.43		$8.75	$11.17	$16.35	$16.18
Income (loss) from investment operations:
Net investment income (loss)	(.05)		(.05)	.03	.05	.02
Net realized and unrealized gain (loss) on investments	2.06		1.73	(2.34)	(1.89)	1.06
Total from investment operations	2.01		1.68	(2.31)	(1.84)	1.08
Less Dividends and Distributions:
Dividends from net investment income	-		-	(.10)	(.05)	-
Distributions from net realized gains on investments	-		-	(.01)	(3.29)	(.91)
Total dividends and distributions	-		-	(.11)	(3.34)	(.91)
Net asset value, end of year	$12.44		$10.43	$8.75	$11.17	$16.35
Total Return(a)	19.27%		19.20%	(20.59)%	(12.08)%	6.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,593		$7,511	$7,594	$14,080	$25,884
Average net assets (000)	$8,883		$7,782	$9,171	$19,290	$30,843
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.33%	(d)	2.30%	2.35%	2.12%	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.33%	(d)	1.30%	1.35%	1.12%	1.08%
Net investment income (loss)	(.45)%	(d)	(.51)%	.32%	.41%	.13%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 2.38%, 1.38% and (.50)%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	51

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2011(b)		2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.43		$8.75	$11.17	$16.35	$16.18
Income (loss) from investment operations:
Net investment income (loss)	(.05)		(.05)	.03	.05	.02
Net realized and unrealized gain (loss) on investments	2.06		1.73	(2.34)	(1.89)	1.06
Total from investment operations	2.01		1.68	(2.31)	(1.84)	1.08
Less Dividends and Distributions:
Dividends from net investment income	-		-	(.10)	(.05)	-
Distributions from net realized gains on investments	-		-	(.01)	(3.29)	(.91)
Total dividends and distributions	-		-	(.11)	(3.34)	(.91)
Net asset value, end of year	$12.44		$10.43	$8.75	$11.17	$16.35
Total Return(a)	19.27%		19.20%	(20.59)%	(12.08)%	6.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,844		$26,452	$29,292	$49,257	$88,920
Average net assets (000)	$30,988		$28,298	$33,470	$65,961	$100,455
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.33%	(d)	2.30%	2.35%	2.12%	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.33%	(d)	1.30%	1.35%	1.12%	1.08%
Net investment income (loss)	(.45)%	(d)	(.52)%	.30%	.40%	.14%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 2.38%, 1.38% and (.50)%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

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Class L Shares
	Year Ended July 31,
	2011(d)		2010(d)	2009(d)	2008(d)	2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.48		$9.60	$12.27	$17.61	$17.28
Income (loss) from investment operations:
Net investment income	-	(a)	- (a)	.08	.13	.11
Net realized and unrealized gain (loss) on investments	2.28		1.90	(2.60)	(2.04)	1.13
Total from investment operations	2.28		1.90	(2.52)	(1.91)	1.24
Less Dividends and Distributions:
Dividends from net investment income	-		(.02)	(.14)	(.14)	-
Distributions from net realized gains on investments	-		-	(.01)	(3.29)	(.91)
Total dividends and distributions	-		(.02)	(.15)	(3.43)	(.91)
Net asset value, end of year	$13.76		$11.48	$9.60	$12.27	$17.61
Total Return(b)	19.86%		19.77%	(20.32)%	(11.61)%	6.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,966		$6,740	$6,821	$11,669	$18,753
Average net assets (000)	$7,213		$7,066	$7,602	$14,718	$23,211
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.83%	(e)	1.80%	1.85%	1.62%	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.33%	(e)	1.30%	1.35%	1.12%	1.08%
Net investment income (loss)	.02%	(e)	(.02)%	.80%	.90%	.62%

(a) Less than $0.005.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Calculations are based on average shares outstanding during the year.

(e) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.88%, 1.38% and (.03)%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	53

Financial Highlights

continued

Class M Shares
	Year Ended July 31,
	2011(d)		2010(d)	2009(d)	2008(d)	2007(d)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.52		$8.80	$11.24	$16.37	$16.18
Income (loss) from investment operations:
Net investment income (loss)	.04		.02	.10	.14	.06
Net realized and unrealized gain (loss) on investments	2.09		1.73	(2.36)	(1.88)	1.05
Total from investment operations	2.13		1.75	(2.26)	(1.74)	1.11
Less Dividends and Distributions:
Dividends from net investment income	-		(.04)	(.18)	(.12)	-
Distributions from net realized gains on investments	-		-	(.01)	(3.29)	(.94)
Total dividends and distributions	-		(.04)	(.19)	(3.41)	(.94)
Capital Contributions	-	(e)	.01	.01	.02	.02
Net asset value, end of year	$12.65		$10.52	$8.80	$11.24	$16.37
Total Return(a)	20.25%		20.06%	(19.77)%	(11.22)%	6.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$894		$2,593	$6,781	$17,866	$40,602
Average net assets (000)	$1,831		$4,933	$10,095	$27,565	$54,949
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	1.58%	(f)	1.55%	1.60%	1.45%	1.85%
Expenses, excluding distribution and service (12b-1) fees	1.33%	(f)	1.30%	1.35%	1.12%	1.08%
Net investment income	.31%	(f)	.25%	1.11%	1.07%	.34%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Fund invests.

(c) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

(d) Calculations are based on average shares outstanding during the year.

(e) Less than $0.005.

(f) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed ..94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.63%, 1.38% and .26%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

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Class R Shares
	April 08, 2011(a) through July 31, 2011(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.32
Income (loss) from investment operations:
Net investment income	.01
Net realized and unrealized loss on investments	(.57)
Total from investment operations	(.56)
Less Dividends and Distributions:
Dividends from net investment income	-
Distributions from net realized gains on investments	-
Total dividends and distributions	-
Net asset value, end of period	$13.76
Total Return(b)	(3.91)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$284
Average net assets (000)	$298
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.83%	(c)(g)
Expenses, excluding distribution and service (12b-1) fees	1.33%	(c)(g)
Net investment income	.23%	(c)(g)

(a) Inception date of Class R shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(c) Annualized.

(d) Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(g) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.88%, 1.38% and .18%, respectively, for the period ended July 31, 2011.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	55

Financial Highlights

continued

Class X Shares
	Year Ended July 31,
	2011(d)		2010(d)	2009(d)	2008(d)	2007(d)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.57		$8.84	$11.26	$16.41	$16.19
Income (loss) from investment operations:
Net investment income	.03		.02	.09	.13	.10
Net realized and unrealized gain (loss) on investments	2.10		1.75	(2.36)	(1.90)	1.08
Total from investment operations	2.13		1.77	(2.27)	(1.77)	1.18
Less Dividends and Distributions:
Dividends from net investment income	-		(.04)	(.16)	(.10)	-
Distributions from net realized gains on investments	-		-	(.01)	(3.29)	(.98)
Total dividends and distributions	-		(.04)	(.17)	(3.39)	(.98)
Capital Contributions	-	(a)	- (a)	.02	.01	.02
Net asset value, end of year	$12.70		$10.57	$8.84	$11.26	$16.41
Total Return(b)	20.15%		20.08%	(19.74)%	(11.45)%	7.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,581		$2,424	$3,865	$8,620	$13,206
Average net assets (000)	$2,144		$3,204	$5,161	$10,611	$15,864
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(c)	1.58%	(f)	1.55%	1.60%	1.55%	1.62%
Expenses, excluding distribution and service (12b-1) fees	1.33%	(f)	1.30%	1.35%	1.12%	1.08%
Net investment income	.29%	(f)	.25%	1.09%	.97%	.59%

(a) Less than $0.005.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(c) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

(d) Calculations are based on average shares outstanding during the year.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.63%, 1.38% and .24%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

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Class Z Shares
	April 08, 2011(a) through July 31, 2011(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.40
Income (loss) from investment operations:
Net investment income	.03
Net realized and unrealized loss on investments	(.58)
Total from investment operations	(.55)
Less Dividends and Distributions:
Dividends from net investment income	-
Distributions from net realized gains on investments	-
Total dividends and distributions	-
Net asset value, end of period	$13.85
Total Return(b)	(3.82)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,799
Average net assets (000)	$29,388
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.33%	(c)(f)
Expenses, excluding distribution and service (12b-1) fees	1.33%	(c)(f)
Net investment income	.71%	(c)(f)

(a) Inception date of Class Z shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(c) Annualized.

(d) Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.38%, 1.38% and .66%, respectively, for the period ended July 31, 2011.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	57

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 5:

We have audited the accompanying statement of assets and liabilities of the Prudential Small Cap Value Fund of Prudential Investment Portfolios 5 (formerly Dryden Small Cap Value Fund of Strategic Partners Style Specific Funds) (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2011

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolio.s Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Small Cap Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Small Cap Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Small Cap Value Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Small Cap Value Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality, and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not

[1]	Prudential Small Cap Value Fund is a series of Prudential Investment Portfolios 5.

Prudential Small Cap Value Fund

Approval of Advisory Agreements (continued)

identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality, and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by QMA, as well as compliance with the Fund’s investment restrictions, policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Value Funds Performance Universe) was in the third quartile for the one-, three-, five-, and 10-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board noted PI’s explanation that the Fund’s underperformance in relation to its Peer Universe over the 5- and 10-year periods was not attributable to QMA, because the Fund was managed by a different subadviser. The Board further noted PI’s explanation that the Fund’s underperformance in relation to its Peer Universe over the one- and three-year periods was attributable to the fact that the Fund invested in lower-risk stocks at a time when higher-risk stocks were performing well. The Board concluded that, in light of the Fund’s competitive performance vis-à-vis its benchmark index, it would be in the interest of the Fund and its shareholders to renew the agreements, subject to its continued scrutiny of the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile, and that total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the Fund’s fourth quartile ranking for total expenses was attributable to relatively high transfer agency fees resulting from a large number of small balance accounts. The Board also considered that with the completion of the Fund’s acquisition of Prudential Small-Cap Core Equity Fund on April 15, 2011, PI agreed for the following 12 months to reimburse up to 15 basis points to the extent that the Fund’s annual operating expenses (exclusive of 12b-1 fees and certain other fees) exceed 0.94% of the Fund’s average net assets, and that, with this arrangement in effect, the Fund’s total expenses would have ranked in the Expense Group’s first quartile.

The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the

Prudential Small Cap Value Fund

Approval of Advisory Agreements (continued)

methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not include breakpoints, which would have the effect of decreasing the fee rate as assets increase. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of the Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment subadvisers responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Small Cap Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ schedule of portfolio holdings as of the end of each calendar month is also available on the Funds’ website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Small-Cap Value Fund
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PZVAX	PZVBX	PZVCX	N/A	N/A	PSVRX	N/A	PSVZX
CUSIP	74440V708	74440V807	74440V880	74440V872	74440V864	74440V849	74440V856	74440V831

MF504E    0209268-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2011 and July 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $68,250 and $50,250, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certificationspursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 5

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	September 19, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	September 19, 2011